Exhibit 10.1

PURCHASE AND SALE AGREEMENT

This Agreement (“Agreement”) is executed on October 3, 2017 (the “Execution Date”) by and between ENERGY ONE LLC, a Wyoming limited liability company and a wholly-owned subsidiary of U.S. Energy Corp. (“Seller”), and STATOIL OIL & GAS LP, a Delaware limited partnership (“Buyer”). Each of Seller and Buyer is sometimes referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

A.       Seller owns certain non-operated interests in certain oil and gas leases, wells, units and associated assets which are currently operated by Buyer.

B.       Buyer alleges that Seller owes and has not paid to Buyer expenses and revenue incurred or to be incurred in connection with: (i) that certain Drilling Participation Agreement dated August 24, 2009 between Seller and Buyer and corresponding joint interest billings for the development and operation of the Assets (defined below); (ii) operating agreements between Seller and Buyer for the development and operation of the Assets and corresponding joint interest billings; (iii) the development and operation of the Assets in accordance with the North Dakota Century Code (“NDCC”) ch. 38-08 and corresponding joint interest billings; and (iv) any and all past, present or future revenue due or owed in connection with the Assets (collectively, the “Outstanding Seller Obligations”).

C.       Seller alleges that Buyer owes and has not paid to Seller amounts due as to: (i) incorrect joint interest billings; (ii) audits conducted for 2010 and 2011; (iii) overcharges for lease operating expenses; (iv) unassigned overriding royalty interests; and (v) any and all past, present or future revenue due or owed in connection with the Assets (collectively, the “Outstanding Buyer Obligations” and together with the Outstanding Seller Obligations are referred to herein as the “Outstanding Obligations”).

D.       Any and all contracts, agreements, requirements under the NDCC, and any other governing obligations between the Parties in connection with the Assets are collectively referred herein as the “Governing Agreements” including, but not limited to the agreements specifically listed on Exhibit C.

E.       Pursuant to the terms and conditions of this Agreement, Seller desires to sell, and Buyer desires to purchase, the Assets (as defined below) in exchange for : (i) Buyer’s delivery of the Purchase Price (defined below), (ii) the Parties’ mutual release and waiver of the Outstanding Obligations, (iii) the termination of any and all Governing Agreements between the Parties relating to the Assets, (iv) the Parties’ mutual release and waiver from the any and all obligations and claims relating to the Governing Agreements, and (v) the Parties’ mutual release and waiver of any and all audit rights or privileges (collectively, the “Consideration”).

Purchase and Sale Agreement	1

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

1.       Purchase and Sale; Effective Date. Seller agrees to sell and Buyer agrees to purchase the Assets, (as such term is defined below and in the form of Assignment, Bill of Sale and Conveyance attached hereto as Exhibit B (the “Assignment”)), pursuant to the terms of this Agreement. The Assets include, without limitation, all of Seller’s right, title and interest in and to certain Wells (as defined below), Leases (as defined below) and Units (as defined below) located on and covering the lands (“Lands”) as described on Exhibit A. The purchase and sale of the Assets shall be effective as of August 1, 2017, at 12:01 a.m. local time at the site of the Assets (the “Effective Date”).

2.       Purchase Price. Buyer shall deliver a cash payment equal to Two Million Dollars and No/100 ($2,000,000.00) by bank wire in immediately available funds (the “Purchase Price”), and the Parties shall comply with terms of this Agreement to fully satisfy the Consideration for this transaction.

3.       Assets. The interest in and to the real property and the other types of property associated therewith as described in this Section 3(a) is referred to collectively as the “Assets.” The Assets are comprised of the following:

(i)          all oil, gas and/or other Hydrocarbon (as defined below) leases, subleases, fee interests, reversionary leases, carried interests and other mineral interests, including, without limitation all such interests and leases and any leasehold estates, royalty interests, overriding royalty interests, production payments, net profits interests and other rights and interests to the oil and gas in place covered by such leases, whether listed or inadvertently omitted (the “Leases”) described on Exhibit A-1, INSOFAR AND ONLY INSOFAR as such Leases relate to the Lands described on Exhibit A, and any pooled acreage, communitized acreage or units arising on account of the Leases, or Lands being pooled, communitized or unitized into units (the “Units”);

(ii)         all oil, gas, casinghead gas, coal bed methane, condensate and other gaseous and liquid hydrocarbons or any combination thereof, sulphur extracted from hydrocarbons and all other minerals and substances covered by the Leases (“Hydrocarbons”) under the Leases and that may be produced and saved under or otherwise be allocated or attributed to the Leases;

(iii)        all oil, gas, water or injection wells located on the Lands or the Leases, whether producing, shut-in or temporarily abandoned, or any future wells (but excluding permanently plugged and abandoned wells), (the “Wells”, and, together with the Leases, the Lands, the Units and the Hydrocarbons, are collectively referred herein as the “Subject Interests”), and including all of the personal property, Equipment (as defined below), fixtures and improvements used in connection therewith;

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(iv)       all presently existing unitization, pooling and/or communitization agreements, declarations, orders or designations and statutorily, judicially or administratively created drilling, spacing and/or production units, and all of Seller’s interest in and to the properties covered or units created thereby which are attributable to the Subject Interests;

(v)         all equipment, machinery, fixtures and other tangible personal property and improvements located on or used or held for use in connection with the operation of the Subject Interests or the production, gathering, treatment, processing, storage, sale, disposal and other handling of Hydrocarbons attributable thereto, including any wells, well equipment, tanks, boilers, buildings, fixtures, injection facilities, saltwater disposal facilities, compression facilities and equipment, pumping units and engines, platforms, flow lines, pipelines, gathering systems, gas and oil treating facilities, machinery, power lines, telephone and telegraph lines, affixed communication equipment, roads and other appurtenances, improvements and facilities (all of the foregoing, collectively, the “Equipment”);

(vi)        all easements, permits, orders, authorizations, licenses, servitudes, rights of way, and all other rights and appurtenances situated on or used in connection with the Subject Interests or the Equipment (the “Rights of Way”);

(vii)       all presently existing and valid contracts, agreements and instruments insofar as such contracts, agreements and instruments cover, bind, are attributable to or relate to the Subject Interests, including, without limitation: farmin and farmout agreements; bottomhole agreements; crude oil, condensate and natural gas purchase and sale agreements; gathering, transportation, exchange and marketing agreements; hydrocarbon storage agreements; acreage contribution agreements; operating agreements; balancing agreements; pooling declarations or agreements; equipment leases, unitization agreements; processing agreements; balancing agreements, road use agreements, service agreements, crossing agreements and other similar contracts and agreements, but excluding the Leases (the “Contracts”);

(viii)      all rights, benefits, claims and causes of action held by Seller in and to all representations, warranties, covenants and indemnities from predecessors in title to the Subject Interests, including the right to enforce such representations, warranties, covenants and indemnities against such predecessors in title; and

(ix)        to the extent owned or licensed by Seller and to the extent it can be licensed, sublicensed or transferred without payment of license or transfer fees, or to the extent Buyer agrees to pay a third party for applicable license or transfer fees, Seller’s right, title and interest in and to (or to the extent such right, title and interest may not be conveyed under any applicable restriction thereon, a license (exclusive to the extent permitted and in form and substance reasonably acceptable to Seller and Buyer) or sublicense (reasonably acceptable to the owner of the information, Seller and Buyer), as applicable) all geophysical and seismic and related technical data, relating to the Leases, the Lands or land pooled therewith, together with any accounting and tax records, well files, title opinions and any other books, records and data pertaining or relating to the Subject Interests (“Records”);

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(x)         all rights, claims and causes of action of Seller relating to the Assets that are attributable to periods of time from and after the Effective Date (including claims for adjustments or refunds); and

(xi)        all Hydrocarbon production from or attributable to the Assets with respect to all periods from and after the Effective Date, and all proceeds attributable thereto.

4.	Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

(a)        Organization; Existence. Seller is a limited liability company duly formed and validly existing under the laws of the State of Wyoming. Seller has all requisite power and authority to own and operate its property (including, without limitation, the Assets) and to carry on its business as now conducted. Seller is duly licensed or qualified to do business as a foreign company and is in good standing in the State of North Dakota and in any other jurisdiction in which such qualification is required by law.

(b)        Authorization. Seller has full power and authority to enter into and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance by Seller of this Agreement has been duly and validly authorized and approved by all necessary company action on the part of Seller. This Agreement constitutes, and the other documents delivered pursuant to this Agreement and to which Seller is a party will constitute when delivered, Seller’s legal, valid and binding obligations, enforceable against Seller in accordance with their respective terms, subject however to the effects of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws relating to or affecting creditors’ rights, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)        No Conflicts. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) conflict with or result in a breach of any provisions of the organizational documents or other governing documents of Seller, (ii) result in a default or the creation of any encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any lease, contract, note, bond, mortgage, indenture, license or other material agreement to which Seller is a party or (iii) violate any law applicable to Seller or any of the Assets.

(d)        Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to Seller’s knowledge, threatened against it.

(e)        Broker’s Fees. Seller has not incurred any obligation for brokers, finders or similar fees for which any other party hereto would be liable.

(f)        No Restraining Litigation. There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or governmental body pending or, to Seller’s knowledge, threatened in writing against it before any court or governmental agency that seeks substantial damages in connection with, or seeks to restrain, enjoin, materially impair or prohibit the consummation of all or part of the transaction contemplated in this Agreement.

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(g)        Royalties. All rentals, royalties and other payments due under the Assets for which Seller is responsible for payment have been timely and properly paid, except those amounts held in suspense.

(h)        Taxes.

    (i)           With respect to all Taxes (as defined below) related to the Assets, (A) all reports, returns, statements (including estimated reports, returns or statements), and other similar filings (the “Tax Returns”) relating to the Assets required to be filed by Seller with respect to such Taxes have been timely filed with the appropriate Governmental Body in all jurisdictions in which such Tax Returns are required to be filed, (B) such Tax Returns are true and correct in all material respects and reflects all Taxes owed with respect to the Assets and (C) all Taxes reported or that under law should have been reported on such Tax Returns have been timely paid when due and not in arrears. With respect to all Taxes related to the Assets; (x) there is not currently in effect any extension or waiver of any statute of limitations of any jurisdiction regarding the assessment or collection of any such Tax as to Seller or its affiliates; (y) neither Seller nor its affiliates have received notice of any pending, proposed, asserted or threatened claim against Seller or its affiliates (which remains outstanding) from any applicable governmental authority for assessment of Taxes with respect to the Assets, and there are no audits, suits, proceedings, assessments, reassessments, deficiency claims, or other claims relating to any Taxes of Seller or its affiliates with any applicable governmental authority; and (z) there are no Tax liens on any of the Assets except for statutory liens for Taxes not yet due or that may be paid without penalty or interest. None of the Assets are subject to any tax partnership agreement that will be applicable to such Assets following the Closing, nor will any of the Assets be required to be treated by Buyer as held in an arrangement requiring a partnership income tax return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code. For purposes of this Agreement, “Taxes” shall mean any and all taxes which have or may become due and payable with respect to the Assets or any portion thereof, including all ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by ownership of the Assets or the production of Hydrocarbons or receipt of proceeds from the Assets.

   (ii)         Neither Seller nor any of its affiliates is a party to or bound by any Tax allocation, sharing or indemnity agreements or arrangements.

(i)       Foreign Person. Seller is not (i) a “foreign person” within the meaning of Sections 1445 and 7701 of the Code or (ii) an entity disregarded as separate from any other Person within the meaning of Section 301.7701-3(a) of the Treasury regulations promulgated in respect of the Code.

(j)       Compliance with Laws. To the knowledge of Seller, the Assets are in compliance in all material respects with the provisions and requirements of all laws of all governmental authorities having jurisdiction with respect to the Assets, or the ownership, development, maintenance, or use of any thereof; and Seller has not received any written notice from or entered into any arrangement with any governmental authority relating to any claimed violation of or noncompliance with, any law with respect to the Assets that remains unresolved or requires continued action.

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(k)      Contracts and Surface Contracts. Seller has made available to Statoil all Contracts and Surface Contracts, as each such term is defined in the Assignment. Seller is not in default in any material respect under any Contract or any Surface Contract and no event, occurrence, condition or act has occurred that, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default in any material respect by Seller, except for any such defaults or events of default comprising the Seller Released Obligations.

(l)       Payments for Hydrocarbon Production. Seller is not obligated under any Contract for the sale of gas from the Assets containing a take-or-pay, advance payment, prepayment, or similar provision, or under any gathering, transmission, or any other contract or agreement with respect to any of the Assets to gather, deliver, process, or transport any gas without then or thereafter receiving full payment therefor.

(m)     Consents and Preferential Rights to Purchase. There are no preferential rights to purchase or consent requirements which may be applicable to the transactions contemplated by this Agreement, except for consents and approvals of governmental authorities that are customarily obtained after Closing.

(n)       Leases.

   (i)          Seller has made available to Buyer true and complete copies of each Lease and all amendments thereto in existence on the Execution Date described on Exhibit A-1.

   (ii)         To the knowledge of Seller, the Leases are in full force and effect and all bonuses, rentals and royalties (including shut-in royalties) with respect to the Leases that have become due and payable as of the Execution Date have been duly paid (other than royalties held in escrow or suspense accounts).

(o)       Areas of Mutual Interest. To the knowledge of Seller, there are no area of mutual interest agreements by which the Assets are bound.

(p)       Equivalent Value. Seller hereby represents and warrants, and the Parties agree that: (i) the consideration given and to be exchanged by the Parties and to be received by Seller as provided in this Agreement (including, without limitation, the Purchase Price, assumption of obligations and release of obligations by the Parties pursuant to this Agreement), shall constitute a contemporaneous or substantially contemporaneous exchange of equivalent value for the Assets transferred by Seller to Buyer, (ii) Seller and Buyer entered into this Agreement in good faith, (iii) no Party requires any further information, facts, research, evidence, or third party analysis or opinion in connection with the Parties’ decision to execute this Agreement and (iv) no Party shall have the right to benefit in any manner, either directly or indirectly, from the assertion by any person or entity that the receipt by any Party to this Agreement of consideration to be exchanged pursuant to this Agreement, shall constitute or shall have constituted less than reasonably equivalent value for the consideration given pursuant to this Agreement, or a preferential payment with respect to any debts or obligations resolved pursuant to this Agreement.

(q)      Special Warranty of Title. Seller warrants and will defend title to the Assets set forth in Exhibit A and Exhibit A-1, as applicable, unto Buyer from and against all persons claiming the Assets, or any part thereof, by, through or under Seller, but not otherwise.

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(r)       Liens. There are no mortgages, liens or other encumbrances affecting or burdening the Assets, except as has been disclosed in writing by Seller to Buyer, including the liens securing the Seller’s obligations under the Credit Agreement dated as of July 30, 2010 between the Seller and Wells Fargo Bank, National Association, as subsequently amended and as assigned to APEG Energy II, L.P., a Texas limited partnership, of which said liens include but are not limited to the following, (i) that certain Mortgage, Mortgage-Collateral Real Estate Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement recorded October 8, 2010 as document number 408726 in McKenzie County, (ii) that certain First Amendment and Supplement to Mortgage, Mortgage-Collateral Real Estate Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated April 10, 2012 and recorded as document number 434082 in McKenzie County, (iii) that certain Memorandum of Assignment of Liens and Security Interests dated May 31, 2012 and recorded as document number 438242 in McKenzie County, (iv) that certain Second Supplement to Mortgage, Mortgage-Collateral Real Estate Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated August 11, 2016 and recorded as document number 494946 in McKenzie County, (v) that certain Master Assignment, Resignation and Appointment Agreement dated May 2, 2017 and recorded as document number 500708 in McKenzie County, (vi) that certain Mortgage, Mortgage-Collateral Real Estate Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement recorded August 13, 2010 as document number 694418 in Williams County; (vii) that certain Partial Release of Liens dated December 14, 2011 and recorded as document number 725298 in Williams County, (vii) that certain First Amendment and Supplement to Mortgage, Mortgage-Collateral Real Estate Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated April 10, 2012 and recorded as document number 733718 in Williams County, (viii) that certain Memorandum of Assignment of Liens and Security Interests dated May 31, 2012 and recorded as document number 741282 in Williams County, and (ix) that certain Master Assignment, Resignation and Appointment Agreement dated May 2, 2017 and recorded as document number 835506 in Williams County (all of the foregoing, collectively, the “Lien”).

5.	Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

(a)       Organization; Existence. Buyer is a limited partnership duly formed and validly existing under the laws of the State of Delaware. Buyer has all requisite power and authority to own and operate its property (including, without limitation, the Assets) and to carry on its business as now conducted. Buyer is duly licensed or qualified to do business as a foreign company and is in good standing in the State of North Dakota and in any other jurisdiction in which such qualification is required by law.

(b)       Authorization. Buyer has full power and authority to enter into and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance by Buyer of this Agreement has been duly and validly authorized and approved by all necessary company action on the part of Buyer. This Agreement constitutes, and the other documents delivered pursuant to this Agreement and to which Buyer is a party will constitute when delivered, Buyer’s legal, valid and binding obligations, enforceable against Buyer in accordance with their respective terms, subject however to the effects of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws relating to or affecting creditors’ rights, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(c)       No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby does not and will not (i) conflict with or result in a breach of any provisions of the organizational documents or other governing documents of Buyer, (ii) result in a default or the creation of any encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any lease, contract, note, bond, mortgage, indenture, license or other material agreement to which Buyer is a party or (iii) violate any law applicable to Buyer or any of the Assets.

(d)       Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to Buyer’s knowledge, threatened against it.

(e)       Broker’s Fees. Buyer has not incurred any obligation for brokers, finders or similar fees for which any other party hereto would be liable.

6.            Closing. The closing of the transactions contemplated hereby (the “Closing”) shall occur on the Execution Date remotely or at a time or place as the parties might hereafter mutually agree in writing. Such date or alternative date is referred to herein as the “Closing Date”.

7.            Closing Deliveries. At the Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

(a)          Seller shall deliver to Buyer the following:

(i)	a counterpart to this Agreement, duly executed by Seller;

(ii)	a counterpart to the Assignment, duly executed by Seller;

(iii)	an executed release of the Lien;

(iv)	possession of the Assets; and

(v)          such other agreements provided for herein or necessary or reasonably desirable to effectuate the transactions contemplated hereby.

(b)          Buyer shall deliver to Seller, as applicable, the following:

(i)	a counterpart to this Agreement, duly executed by Buyer;

(ii)	counterparts to the Assignment, duly executed by Buyer;

(iii)	the Purchase Price; and

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(iv)	such other agreements provided for herein or necessary or reasonably desirable to effectuate the transactions contemplated hereby.

8.            Tax Matters. Buyer shall be liable for, and shall indemnify and hold Seller harmless from, any sales and use taxes, conveyance, transfer and real estate transfer stamps or taxes that may be imposed on any transfer of the Assets pursuant to this Agreement. Buyer shall be responsible for such taxes from and after the Effective Date. Buyer shall be liable for, and shall indemnify and hold Seller harmless from, any severance or other production taxes assessed with respect to the Assets for all periods from and after the Effective Date.

9.            Released Obligations.

(a)       Seller hereby releases and waives Buyer, its respective affiliates, officers, directors, managers, shareholder, members, partners, employees, representatives, agents, beneficiaries, personal representatives, successors and assigns (the “Buyer Released Parties”) from any and all claims, demands, obligations, losses, causes of action, breach of contract, costs, audit rights, expenses, attorneys’ fees, and liabilities of any nature whatsoever, whether based upon contract, tort, strict liability, statutory, regulatory, or other legal or equitable theory of recovery, whether known or unknown, which either Party currently has, had, or claims to have had, against any or all of the Parties, which relate in any way to, or arise from, or are in any manner connected: (i) any obligation to pay the Outstanding Buyer Obligations, (ii) the Outstanding Obligations, and (iii) the Governing Agreements, including all provisions of the Governing Agreements intended to survive the termination of the Governing Agreements or bind the Parties in perpetuity (collectively, the “Buyer Released Obligations”).

(b)       Buyer hereby releases and waives Seller, its respective affiliates, officers, directors, managers, shareholder, members, partners, employees, representatives, agents, beneficiaries, personal representatives, successors and assigns (the “Seller Released Parties”) from any and all claims, demands, obligations, losses, causes of action, breach of contract, costs, audit rights, expenses, attorneys’ fees, and liabilities of any nature whatsoever, whether based upon contract, tort, strict liability, statutory, regulatory, or other legal or equitable theory of recovery, whether known or unknown, which either Party currently has, had, or claims to have had, against any or all of the Parties, which relate in any way to, or arise from, or are in any manner connected: (i) any obligation to pay the Outstanding Seller Obligations, (ii) the Outstanding Obligations, and (iii) the Governing Agreements, including all provisions of the Governing Agreements intended to survive the termination of the Governing Agreements or bind the Parties in perpetuity (collectively, the “Seller Released Obligations”).

(c)       This Agreement and all undertakings are not and may not in any way be construed or deemed to be evidence or an admission or a concession of any fault, liability or fact or any other matter whatsoever on the part of any Party to this Agreement in connection with the Buyer Released Obligations and the Seller Released Obligations.

10.         Termination of Governing Agreements. The Parties hereby terminate the Governing Agreements and release each other from all obligations thereof pursuant to this Agreement.

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

11.          Additional Post-Closing Obligations.

(a)      Records. At the Closing, Seller, at Buyer’s expense, shall make photocopies of the Records available for pick up by Buyer. Seller may retain its original copies of the Records.

(b)     Transfer and Recording Fees. Buyer shall submit all assignments and releases for filing or recording with the appropriate governmental or regulatory offices and shall pay all documentary, transfer, filing, licensing, and recording fees required in connection with the processing, filing, licensing or recording of all such documents.

(c)       Further Assurances. From time to time after the Closing Date, Seller and Buyer shall each execute, acknowledge and deliver to the other such further instruments and take such other action as may be reasonably necessary in order to more effectively assure to the other the full beneficial use and enjoyment of the Assets and otherwise to accomplish the purposes of the transactions contemplated by this Agreement.

(d)       Government Reviews and Filings. After the Closing Date, Seller and Buyer shall cooperate to provide requested information, make required filings with, prepare applications to and conduct negotiations with each governmental agency as required to consummate the transactions contemplated hereby. Each party shall make any governmental filings occasioned by its ownership or structure. Buyer shall make all filings after the Closing Date at its expense with governmental agencies necessary to transfer title to the Assets or to comply with laws.

12.           Liabilities; Indemnification.

(a)       Buyer’s Assumption of Liabilities and Obligations. Upon Closing, Buyer hereby assumes and agrees to pay, perform, fulfill and discharge all claims, losses, costs, expenses, liabilities (including, without limitation, civil fines), damages, demands, suits, sanctions and obligations of every kind and character, including, without limitation, reasonable fees and expenses of attorneys, technical experts and expert witnesses reasonably incident to matters indemnified (“Claims”): (i) accruing or relating to the owning, developing, exploring, operating or maintaining of the Assets and the producing, transporting and marketing of Hydrocarbons from the Assets, including, without limitation, costs to plug and abandon any Wells, in each case with respect to periods from and after the Effective Date only, except with respect to such Claims arising from or relating to Wilkinson v. Bd. of Univ. and Sch. Lands, N.D. Sup. Ct. No. 2016-0199, which Claims shall be so assumed by Buyer with respect to periods prior to and from and after the Effective Date; (ii) all obligations arising under the Contracts and agreements and affecting the Assets with respect to periods from and after the Effective Date only; and (iii) the Seller Released Obligations set forth in Section 9(b) (collectively, the “Buyer Assumed Liabilities”).

(b)       Buyer’s Indemnification of Seller. From and after the Closing, and subject to the limitations set forth in this Section 12 of this Agreement, Buyer hereby agrees to defend, indemnify and save and hold harmless Seller forever from and against all Claims which arise from or in connection with (i) the Buyer Assumed Liabilities, (ii) the breach or inaccuracy of any of Buyer’s representations or warranties under this Agreement, and/or (iii) any breach of Buyer’s covenants under this Agreement. Any provisions of this Agreement to the contrary, Buyer’s indemnification obligation under this Section 12 shall only apply if Seller has provided Buyer with written notice claiming indemnification within the period of survival set forth in this Section 12(e), and thereafter until fully resolved or adjudicated or barred by applicable statutes of limitations. Buyer shall be deemed to have released Seller on the Closing Date from any Claims for which Buyer has agreed to indemnify Seller hereunder.

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(c)       Liabilities and Obligations Retained by Seller. Upon the Closing, Seller hereby retains and agrees to pay, perform, fulfill and discharge all Claims accruing or relating to (i) the owning, developing, exploring, operating or maintaining of the Assets and the producing, transporting and marketing of Hydrocarbons from the Assets, in each case with respect to periods before the Effective Date only; (ii) all obligations arising under the Contracts and agreements and affecting the Assets with respect to periods before the Effective Date only; (iii) all liabilities, costs, expenses, duties and obligations resulting from events arising prior to the Effective Date to restore or remediate the Assets or lands pooled or unitized therewith and any other obligations resulting from events arising prior to the Effective Date; and (iv) the Buyer Released Obligations set forth in Section 9(a) (collectively, the “Seller Retained Liabilities”).

(d)       Seller’s Indemnification of Buyer. Upon Closing under this Agreement, Seller shall defend, indemnify and save and hold harmless Buyer, its officers, directors, employees, representatives, agents, beneficiaries, personal representatives, successors and assigns forever from and against all Claims which arise from or in connection with (i) the Seller Retained Liabilities, (ii) the breach or inaccuracy of any of Seller’s representations or warranties under this Agreement or (iii) any breach of Seller’s covenants under this Agreement. Any provisions of this Agreement to the contrary, Seller’s indemnification obligation under this Section 12 shall only apply if Buyer has provided Seller with written notice claiming indemnification within the period of survival set forth in this Section 12(e), and thereafter until fully resolved or adjudicated or barred by applicable statutes of limitations. Seller shall be deemed to have released Buyer on the Closing Date from any Claims for which Seller has agreed to indemnify Buyer hereunder.

(e)       Survival. The representations, warranties, covenants, and indemnification of the Parties contained in this Agreement shall survive the execution and delivery of this Agreement for a period of two (2) years following the Closing Date.

(f)         Limitations.

(i)	Notwithstanding anything to the contrary contained herein, (i) Seller shall not have any liability for any indemnification under this Section 12 hereunder unless and to the extent the amount of the liability exceeds One Hundred Thousand and No/100 Dollars ($100,000.00), and (ii) in no event shall Seller be required to indemnify the Buyer for aggregate liabilities under this Section 12 in excess of an amount equal to Two Million and No/100 Dollars ($2,000.000.00).

(ii)	Notwithstanding anything to the contrary contained herein, (i) Buyer shall not have any liability for any indemnification under this Section 12 hereunder unless and to the extent the amount of the liability for exceeds One Hundred Thousand and No/100 Dollars ($100,000.00), and (ii) in no event shall Buyer be required to indemnify the Seller for aggregate liabilities under this Section 12 in excess of an amount equal to Two Million and No/100 Dollars ($2,000.000.00).

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(iii)	Neither Party shall have any liability as to the other Party, and each expressly waives any claim for, punitive, exemplary, remote, or speculative damages or damages that are not the natural, probable and reasonably foreseeable result of a breach of this Agreement, including damages arising from the special circumstances of the applicable indemnitee, whether or not such special circumstances were communicated to the Parties at the time this Agreement was executed.

(iv)	Notwithstanding anything to the contrary contained herein, no adjustment shall be made to the Purchase Price and Seller shall have no other monetary liability to Buyer in respect of: (i) ad valorem, severance or other production taxes assessed with respect to the Assets for periods prior to the Effective Date; and (ii) Seller Retained Liabilities.

13. Miscellaneous.

(a)          Exhibits. The Exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

(b)         Expenses. Except as otherwise specifically provided, all fees, costs and expenses incurred by Buyer or Seller in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring the same, including, without limitation, legal and accounting fees, costs and expenses.

(c)          Notices. All notices and communications required or permitted under this Agreement shall be in writing and addressed as set forth below. Any communication or delivery hereunder shall be deemed to have been duly made and the receiving party charged with notice (i) if personally delivered, when received, (ii) if sent by certified mail, return receipt requested, three (3) days after sending, (iii) if sent by overnight courier, one day after sending, or (iv) if sent by facsimile transmission or electronic mail, when written confirmation is received. All notices shall be addressed as follows:

If to Buyer:

Statoil Oil & Gas LP

6300 Bridge Point Parkway

Suite 100

Austin, Texas 78730

Attn: Karen Keller

email: karke@statoil.com

With a copy to:

Statoil Oil & Gas LP

6300 Bridge Point Parkway

Suite 100

Austin, Texas 78730

Attn: Lexie Worley

email: lwor@statoil.com

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

If to Seller:

Energy One LLC

4643 S. Ulster Street

Suite 970

Denver, Colorado 80237

Attn: David A. Veltri, President

email: david@usnrg.com

With a copy to:

Kutak Rock LLP

1801 California Street

Suite 3000

Denver, Colorado 80202

Attn: Kenneth S. Witt, Esq.

email: Kenneth.witt@kutakrock.com

Any party may, by written notice so delivered to the other parties, change the address or individual to which delivery shall thereafter be made.

(d)        Amendment. Except for waivers specifically provided for in this Agreement, this Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the part to be charged with such amendment or waiver or in any form as agreed upon by the Parties and delivered by such party to the party claiming the benefit of such amendment or waiver.

(e)        Assignment. Neither Buyer nor Seller may assign this Agreement or any of its rights, interests, duties or obligations hereunder without the prior written consent of the other party, which consent may not be unreasonably withheld.

(f)        Announcements. There shall be no press release or other public announcement by Seller or Buyer concerning this Agreement or the transactions contemplated hereby, unless such press release or announcement is approved by Buyer and Seller in writing, or except as may be required by applicable laws or the applicable rules and regulations of any governmental agency or stock exchange.

(g)        Headings. The headings of the Articles and Sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

(h)        Counterparts. This Agreement may be executed by Buyer and Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute by one and the same instrument. Execution can be evidenced by facsimile transmission or electronic mail (in .pdf format) of signature pages with original signature pages to promptly follow in due course.

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(i)        References. References made in this Agreement, including use of a pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals, partnerships or corporations. As used in this Agreement, “person” shall mean any natural person, corporation, partnership, court, agency, government, board, commission, trust, estate or other entity or authority.

(j)        Governing Law; Venue. This AGREEMENT AND THE Assignment SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (OTHER THAN ITS CONFLICTS OF LAWS RULES THAT MIGHT DICTATE THE APPLICATION OF ANOTHER LAW OR JURISDICTION). ALL MATTERS LITIGATED BY, AMONG OR BETWEEN ANY OF THE PARTIES HEREUNDER THAT INVOLVE THIS AGREEMENT, THE ASSIGNMENT OR ANY RELATED DOCUMENTS OR MATTERS HEREUNDER SHALL BE BROUGHT ONLY IN HARRIS COUNTY, TEXAS, AND THE PARTIES HEREBY CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS, COUNTY OF HARRIS, FOR ANY DISPUTE.

(k)        Entire Agreement. This agreement, together with the Assignment, constitutes the entire understanding among the parties, their respective partners, shareholders, officers, directors and employees with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

(l)        Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and assigns.

(m)        No Third-Party Beneficiaries. Except as otherwise expressly provided herein, this Agreement is intended only to benefit the parties hereto and their respective permitted successors and assigns.

(n)        Confidentiality. The terms and conditions of this Agreement and all discussions between the Parties relating thereto shall remain confidential for twelve (12) months after the Closing Date, except as otherwise required by applicable law, regulation, or legal process or unless otherwise agreed to in writing by all Parties.

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

(o)        WAIVER OF TRIAL BY JURY. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS ASSIGNMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS ASSIGNMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(q)        Data. Seller shall destroy or provide all data in its possession to Buyer related to the Assets, except to the extent required for tax or accounting purposes and except as required by law, provided that the Seller will maintain said data as confidential.

[Signature Pages Follow]

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

THIS AGREEMENT IS EXECUTED as of the date first written above and effective for all purposes as of the Effective Date set forth above.

SELLER:

Energy One LLC

By:
Name:
Its:

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

Signature Page

BUYER:

STATOIL OIL & GAS LP

By:  Statoil Oil & Gas Services Inc., its

general partner

By:
Name:
Its:

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

Signature Page

LIST OF EXHIBITS AND SCHEDULES

Exhibit A	Lands
Exhibit A-1	Leases
Exhibit B	Form of Assignment, Bill of Sale and Conveyance
Exhibit C	Governing Documents

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

List of Exhibits

EXHIBIT A

LANDS

Legal Description	County, State

Township 150 North, Range 100 West:

Sections: 3, 4

Township 151 North, Range 100 West:

Sections: 33, 34

Township 151 North, Range 102 West:

Sections: 17, 20

Township 151 North, Range 104 West:

Sections: 4

Township 152 North, Range 104 West:

Sections: 33

McKenzie, ND

Township 154 North, Range 100 West:

Sections: 1

Township 154 North, Range 101 West:

Sections: 25, 36

Township 154 North, Range 102 West:

Sections: 6, 9, 16

Township 155 North, Range 100 West:

Sections: 36

Township 155 North, Range 102 West:

Sections: 9, 16, 31

Township 155 North, Range 103 West:

Sections: 16, 21, 28, 33

Township 156 North, Range 103 West:

Sections: 2, 11, 14, 16, 21, 23, 25, 36

Williams, ND

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

Exhibit A

EXHIBIT A-1

LEASES

Agreement Number	File Reference Number	Lessor	Lessee	Effective Date	State	County	Gross Acres	Recording Information	Legal Description
000143903001	NDRRDR122401	OLAF ROD ET UX	PUCKETT ENERGY CO	01/19/78	NORTH DAKOTA	McKenzie	200.00	209802	T151N - R102W SEC 17: NE4, N/2NW/4
000143033001	NDRRDR007-01	RICHARD W JOHNSON	DIAMOND RESOURCES INC	5/12/2004	NORTH DAKOTA	McKenzie	124.88	350430	T151N - R104W: SEC 2: Lot 3, Lot 4 From below bottom MISSION CANYON to 99,999 feet T152N - R104W: SEC 33: SW/4NW/4 From 50 feet above top BAKKEN to 50 feet below bottom BAKKEN
000148238000	NDRRDR629-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	McKenzie	20.07	353488	T154N - R101W SEC 25: MISSOURI RIVER IN NE/4
000148239000	NDRRDR630-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	McKenzie	166.46	353489	T154N - R101W SEC 25: SE4SE4, MISSOURI RIVER IN SE/4
000148240000	NDRRDR631-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	McKenzie	14.39	353490	T154N - R101W SEC 25: MISSOURI RIVER IN SW/4
000148245000	NDRRDR636-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	McKenzie	127.78	353493	T154N - R101W SEC 36: LOTS 1, 2, MISSOURI RIVER IN NE/4
000148243000	NDRRDR634-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	McKenzie	131.37	353494	T154N - R101W SEC 36: NW4, MISSOURI RIVER IN NW/4
000148224000	NDRRDR615-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	McKenzie	129.68	353495	T154N - R101W SEC 36: LOTS 3, 4, MISSOURI RIVER IN SE/4
000148246000	NDRRDR637-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	McKenzie	117.63	353496	T154N - R101W SEC 36:SW4, MISSOURI RIVER IN SW/4
000143045001	NDRRDR013-01	UNITED STATES OF AMERICA	DIAMOND RESOURCES INC	07/01/05	NORTH DAKOTA	McKenzie	250.20	358731	T151N - R104W SEC 3: N/2SW/4 SEC 4: Lot 6, Lot 7, Lot 8, N/2SE/4
000147773002	NDRRDR263-02	BARBARA C BROWN	DIAMOND RESOURCES INC	11/07/05	NORTH DAKOTA	McKenzie	40.00	360070	T151N - R102W SEC 20: NE4NW4
000147773003	NDRRDR263-03	MARGARET AHRENDT	DIAMOND RESOURCES INC	11/07/05	NORTH DAKOTA	McKenzie	40.00	360071	T151N - R102W SEC 20: NE4NW4

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

Exhibit A-1

000148139007	NDRRDR530-07	RUTH M MOSER	DIAMOND RESOURCES INC	05/07/06	NORTH DAKOTA	McKenzie	320.00	360372	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148139008	NDRRDR530-08	DEE ANN L SIMPSON	DIAMOND RESOURCES INC	05/09/06	NORTH DAKOTA	McKenzie	320.00	360530	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148139010	NDRRDR530-10	SHIRLEY J OLSON	DIAMOND RESOURCES INC	05/11/06	NORTH DAKOTA	McKenzie	320.00	360783	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148139011	NDRRDR530-11	MARY I MONSON	DIAMOND RESOURCES INC	05/07/06	NORTH DAKOTA	McKenzie	320.00	360786	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148146001	NDRRDR537-01	FRANK L ERICKSON	DIAMOND RESOURCES INC	12/21/05	NORTH DAKOTA	McKenzie	880.00	360788	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148146003	NDRRDR537-03	JOSEPH ALLEN DOBIE	DIAMOND RESOURCES INC	12/30/05	NORTH DAKOTA	McKenzie	880.00	361000	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148146004	NDRRDR537-04	STEVEN JAY ERICKSON	DIAMOND RESOURCES INC	12/21/05	NORTH DAKOTA	McKenzie	880.00	361003	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000143075007	NDRRDR028-07	DEBRA TURNER	DIAMOND RESOURCES INC	01/10/06	NORTH DAKOTA	McKenzie	38.05	361360	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE WHICH IS LITTORAL THERETO
000148145001	NDRRDR536-01	JAMES C YOCKIM	DIAMOND RESOURCES INC	02/15/06	NORTH DAKOTA	McKenzie	320.00	361836	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148139016	NDRRDR530-16	JOHN H LANGSDORF ET UX	DIAMOND RESOURCES INC	05/04/06	NORTH DAKOTA	McKenzie	320.00	361840	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148139018	NDRRDR530-18	JAMES R ERICKSON ET UX	DIAMOND RESOURCES INC	05/10/06	NORTH DAKOTA	McKenzie	320.00	361843	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148147010	NDRRDR538-10	CHARLES D PINTLER ET UX	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362257	T151N - R102W SEC 20: N2NE4, SE4NE4
000148147008	NDRRDR538-08	ROBERT MANNING	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362258	T151N - R102W SEC 20: N2NE4, SE4NE4
000148147013	NDRRDR538-13	GWEN HICKS	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362259	T151N - R102W SEC 20: N2NE4, SE4NE4
000148139004	NDRRDR530-04	DAVID ERICKSON	DIAMOND RESOURCES INC	05/10/06	NORTH DAKOTA	McKenzie	320.00	362261	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148147012	NDRRDR538-12	BONNIE JO SIMONS ET VIR	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362262	T151N - R102W SEC 20: N2NE4, SE4NE4
000148147009	NDRRDR538-09	MARJORIE HOLSTINE	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362263	T151N - R102W SEC 20: N2NE4, SE4NE4

Assignment, Bill of Sale and Conveyance	2

000148147011	NDRRDR538-11	KATHY L BERG	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362264	T151N - R102W SEC 20: N2NE4, SE4NE4
000148147014	NDRRDR538-14	BILLY JOE MANNING	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362267	T151N - R102W SEC 20: N2NE4, SE4NE4
000148147016	NDRRDR538-16	FRED L MAURER	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362268	T151N - R102W SEC 20: N2NE4, SE4NE4
000148139002	NDRRDR530-02	WAYNE BOVEE	DIAMOND RESOURCES INC	04/23/06	NORTH DAKOTA	McKenzie	320.00	362457	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148147005	NDRRDR538-05	SHARON KAY BLASER	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362459	T151N - R102W SEC 20: N2NE4, SE4NE4
000148147006	NDRRDR538-06	SHERRY ENGEN	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362460	T151N - R102W SEC 20: N2NE4, SE4NE4
000148147007	NDRRDR538-07	LORETTA SUITER	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362462	T151N - R102W SEC 20: N2NE4, SE4NE4
000148178001	NDRRDR569-01	DONNA SHILLIAM	DIAMOND RESOURCES INC	11/30/05	NORTH DAKOTA	McKenzie	681.16	362463	T151N - R102W SEC 20: E2SE4, W2SE4, E2SW4, SW4NE4, SE4NW4
000148147004	NDRRDR538-04	LINDA LEE WOLFORD	DIAMOND RESOURCES INC	04/30/06	NORTH DAKOTA	McKenzie	120.00	362707	T151N - R102W SEC 20: N2NE4, SE4NE4
000148139001	NDRRDR530-01	CASSANDRA KAY FIGARO	DIAMOND RESOURCES INC	02/22/06	NORTH DAKOTA	McKenzie	320.00	363151	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148043003	NDRRDR426-03	ROBERT SCHINDLER	DIAMOND RESOURCES INC	03/07/06	NORTH DAKOTA	McKenzie	160.00	363419	T151N - R102W SEC 20: E2SE4
000148132001	NDRRDR523-01	STATE OF NORTH DAKOTA	DIAMOND RESOURCES INC	05/09/06	NORTH DAKOTA	McKenzie	80.00	364005	T151N - R102W SEC 20: W2SE4
000148131001	NDRRDR522-01	STATE OF NORTH DAKOTA	DIAMOND RESOURCES INC	05/09/06	NORTH DAKOTA	McKenzie	80.00	364006	T151N - R102W SEC 20: E2SW4
000148133001	NDRRDR524-01	STATE OF ND OG-06-00648	DIAMOND RESOURCES INC	05/09/06	NORTH DAKOTA	McKenzie	40.00	364007	T151N - R102W SEC 20: SE4NW4
000148134001	NDRRDR525-01	STATE OF NORTH DAKOTA	DIAMOND RESOURCES INC	05/09/06	NORTH DAKOTA	McKenzie	40.00	364008	T151N - R102W SEC 20: SW4NE4
000148149002	NDRRDR540-02	MARTHA FLEENER	DIAMOND RESOURCES INC	05/19/06	NORTH DAKOTA	McKenzie	440.00	364668	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000148147003	NDRRDR538-03	BRENDA L BULOCK SHULTZ	DIAMOND RESOURCES INC	10/17/06	NORTH DAKOTA	McKenzie	120.00	366582	T151N - R102W SEC 20: N2NE4, SE4NE4

Assignment, Bill of Sale and Conveyance	3

000148147002	NDRRDR538-02	MELISSA M BULOCK	DIAMOND RESOURCES INC	10/17/06	NORTH DAKOTA	McKenzie	120.00	366583	T151N - R102W SEC 20: N2NE4, SE4NE4
000148147015	NDRRDR538-15	WILLIAM E BULOCK	DIAMOND RESOURCES INC	10/21/06	NORTH DAKOTA	McKenzie	120.00	366814	T151N - R102W SEC 20: N2NE4, SE4NE4
000148147001	NDRRDR538-01	DARIN BULOCK	DIAMOND RESOURCES INC	10/19/06	NORTH DAKOTA	McKenzie	120.00	366815	T151N - R102W SEC 20: N2NE4, SE4NE4
000143049012	NDRRDR015-12	HEDBERG FAMILY LP	DIAMOND RESOURCES INC	10/25/06	NORTH DAKOTA	McKenzie	158.84	366822	T151N - R104W SEC 4: Lot 1, Lot 2, S2NE4
000143049008	NDRRDR015-08	SHARYN GILLESPIE THORNTON	DIAMOND RESOURCES INC	10/25/06	NORTH DAKOTA	McKenzie	158.84	366823	T151N - R104W SEC 4: Lot 1, Lot 2, S2NE4
000143049011	NDRRDR015-11	HILARY GILLESPIE GEORGE, AS AIF FOR MARCEY GILLESPIE	DIAMOND RESOURCES INC	10/25/06	NORTH DAKOTA	McKenzie	158.84	366824	T151N - R104W SEC 4: Lot 1, Lot 2, S2NE4
000143049009	NDRRDR015-09	DEBRA GILLESPIE MILLER	DIAMOND RESOURCES INC	10/25/06	NORTH DAKOTA	McKenzie	158.84	366825	T151N - R104W SEC 4: Lot 1, Lot 2, S2NE4
000143049010	NDRRDR015-10	HILARY GILLESPIE GEORGE	DIAMOND RESOURCES INC	10/25/06	NORTH DAKOTA	McKenzie	158.84	366826	T151N - R104W SEC 4: Lot 1, Lot 2, S2NE4
000143049007	NDRRDR015-07	CLARKE B GILLESPIE JR	DIAMOND RESOURCES INC	10/25/06	NORTH DAKOTA	McKenzie	158.84	366827	T151N - R104W SEC 4: Lot 1, Lot 2, S2NE4
000148423000	NDRRDR814-00	UNITED STATES OF AMERICA	DIAMOND RESOURCES INC	01/01/07	NORTH DAKOTA	McKenzie	280.00	368008	T152N - R104W SEC 32: N2NE4 SEC 33: NW4NW4 SEC 34: SE4
000143055017	NDRRDR018-17	ETHEL SUE BERGSTEDT	DIAMOND RESOURCES INC	08/02/07	NORTH DAKOTA	McKenzie	160.00	368568	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143049002	NDRRDR015-02	ROBERT LEROY FUND	DIAMOND RESOURCES INC	11/1/2006	NORTH DAKOTA	McKenzie	158.84	368570	T151N - R104W: SEC 4: S/2NE/4, Lot 1, Lot 2 From 50 feet above top BAKKEN to 50 feet below bottom
000148111001	NDRRDR502-01	STATE OF NORTH DAKOTA	DIAMOND RESOURCES INC	02/06/07	NORTH DAKOTA	McKenzie	80.00	368864	T151N - R102W SEC 17: N2NW4
000148110001	NDRRDR501-01	STATE OF NORTH DAKOTA	DIAMOND RESOURCES INC	02/06/07	NORTH DAKOTA	McKenzie	40.00	368865	T151N - R102W SEC 17: NW4NE4
000148126001	NDRRDR517-01	AMERICAN STATE BANK AND TRUST, AS TRUSTEE OF THE ERICKSON GRANDCHILDREN TRUST	DIAMOND RESOURCES INC	01/26/07	NORTH DAKOTA	McKenzie	680.00	368872	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000143049006	NDRRDR015-06	REBECCA CASSIDY	DIAMOND RESOURCES INC	06/05/07	NORTH DAKOTA	McKenzie	158.84	368893	T151N - R104W SEC 4: Lot 1, Lot 2, S2NE4

Assignment, Bill of Sale and Conveyance	4

000143049003	NDRRDR015-03	HARLOW H. BIEBER AND ANNABELLE BIEBER, TRUSTEES OF THE HARLOW H. BIEBER AND ANNABELLE BIEBER REVOCABLE TRUST	DIAMOND RESOURCES INC	06/05/07	NORTH DAKOTA	McKenzie	158.84	368894	T151N - R104W SEC 4: Lot 1, Lot 2, S2NE4
000143049005	NDRRDR015-05	KATHLEEN BIEBER	DIAMOND RESOURCES INC	06/05/07	NORTH DAKOTA	McKenzie	158.84	368895	T151N - R104W SEC 4: Lot 1, Lot 2, S2NE4
000143055018	NDRRDR018-18	HEARTLAND TRUST COMPANY, AS TRUSTEE OF THE DAROL B WALVATNE TRUST	DIAMOND RESOURCES INC	08/02/07	NORTH DAKOTA	McKenzie	160.00	368982	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143077002	NDRRDR029-02	ORVILLE M ERICKSON	DIAMOND RESOURCES INC	07/22/07	NORTH DAKOTA	McKenzie	160.00	370888	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143037002	NDRRDR009-02	MONTE MARTIN	DIAMOND RESOURCES INC	04/22/08	NORTH DAKOTA	McKenzie	43.00	371064	T152N - R104W SEC 33: A 3.00 ACRE TRACT IN THE SW/4NW/4 MORE FULLY DESCRIBED IN BOOK 39, PAGE 321, SE4NW4
000148183000	NDRRDR574-00	RUTH E MARTIN	DIAMOND RESOURCES INC	04/22/08	NORTH DAKOTA	McKenzie	158.27	371065	T152N - R104W SEC 32: E2SE4 EXCEPTING A 1.73 AC TRACT IN THE SE4SE4 MORE FULLY DESCRIBED IN BK 139 PG 131 SEC 33: W2SW4
000143043002	NDRRDR012-02	BEN SEDLACEK AND ARLENE SEDLACEK, TRUSTEES OF THE BEN SEDLACEK AND ARLENE SEDLACEK TRUST U/D/T	DIAMOND RESOURCES INC	04/27/08	NORTH DAKOTA	McKenzie	360.28	371066	T152N - R104W
Lot 1A and Lot 2A LYING WITHIN SECTION 28 AND 33
SEC 32: NW4
SEC 33: Lot 1, Lot 2, NE4NE4, S2NE4

									INCLUDING ALL ACCRETIONS, AVULSIONS, DERELICTIONS AND ALL LANDS RIPARIAN TO THE DESCRIBED LANDS
000143031005	NDRRDR006-05	GRACE CLARK	DIAMOND RESOURCES INC	06/08/08	NORTH DAKOTA	McKenzie	117.00	371262	T152N - R104W: SEC 32: S2NE4 SEC 33: SW4NW4
000143055012	NDRRDR018-12	HAROLD P HUGHES ET UX	DIAMOND RESOURCES INC	04/22/08	NORTH DAKOTA	McKenzie	160.00	371263	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143055010	NDRRDR018-10	KATHLEEN BIEBER	DIAMOND RESOURCES INC	04/19/08	NORTH DAKOTA	McKenzie	160.00	371273	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143055011	NDRRDR018-11	REBECCA CASSIDY	DIAMOND RESOURCES INC	04/19/08	NORTH DAKOTA	McKenzie	160.00	371274	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143031006	NDRRDR006-06	DIANA RUDICIL	DIAMOND RESOURCES INC	06/08/08	NORTH DAKOTA	McKenzie	117.00	371418	T152N - R104W SEC 32: S2NE4 SEC 33: SW4NW4 LESS A 3.00 TRACT MORE FULLY DESCRIBED IN BOOK 39, PAGE 321

Assignment, Bill of Sale and Conveyance	5

000143039002	NDRRDR010-02	CLARENCE M CUMMINS ET UX	DIAMOND RESOURCES INC	04/22/08	NORTH DAKOTA	McKenzie	43.00	371427	T152N - R104W SEC 33: A 3.00 ACRE TRACT IN THE SW4NW4 MORE FULLY DESCRIBED IN BOOK 39, PAGE 321, SE4NW4
000143055009	NDRRDR018-09	HARLOW H. BIEBER AND ANNABELLE BIEBER, TRUSTEES OF THE HARLOW BIEBER AND ANNABELLE BIEBER REVOCABLE TRUST, UDT FEBRUARY 15, 2007	DIAMOND RESOURCES INC	04/19/08	NORTH DAKOTA	McKenzie	160.00	371429	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000147947003	NDRRDR326-03	DANIEL WILLIAM KLAS	DIAMOND RESOURCES INC	08/24/04	NORTH DAKOTA	McKenzie	185.00	371621	T151N - R104W SEC 4: LOT 5, SE4NW4, N2SW4, INCLUDING THAT PORTION OF NOHLE LAKE LITTORAL THERETO SEC 5: LOT 7, INCLUDING THAT PORTION OF NOHLE LAKE LITTORAL THERETO
000147947004	NDRRDR326-04	BILLY D KLAS	DIAMOND RESOURCES INC	08/24/08	NORTH DAKOTA	McKenzie	185.00	371622	T151N - R104W SEC 4: LOT 5, SE4NW4, N2SW4, INCLUDING THAT PORTION OF NOHLE LAKE LITTORAL THERETO SEC 5: LOT 7, INCLUDING THAT PORTION OF NOHLE LAKE LITTORAL THERETO
000143031007	NDRRDR006-07	BRYAN CUMMINS	DIAMOND RESOURCES INC	06/08/08	NORTH DAKOTA	McKenzie	117.00	371623	T152N - R104W SEC 32: S2NE4 SEC 33: SW4NW4 LESS A 3.00 TRACT MORE FULLY DESCRIBED IN BOOK 39, PAGE 321
000143051004	NDRRDR016-04	KELLY WILLIAM TAYLOR ET UX	DIAMOND RESOURCES INC	06/18/08	NORTH DAKOTA	McKenzie	81.88	371829	T151N - R104W SEC 4: Lot 3, Lot 4 SEC 5: Lot 1
000143051005	NDRRDR016-05	RYAN DOUGLAS TAYLOR ET UX	DIAMOND RESOURCES INC	06/18/08	NORTH DAKOTA	McKenzie	81.88	371892	T151N - R104W SEC 4: Lot 3, Lot 4 SEC 5: Lot 1
000143055015	NDRRDR018-15	DEAN W. AAFEDT, TRUSTEE OF THE AAFEDT FAMILY MINERAL TRUST	DIAMOND RESOURCES INC	03/08/08	NORTH DAKOTA	McKenzie	160.00	372130	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143055016	NDRRDR018-16	ROBERT K TORGERSON	DIAMOND RESOURCES INC	02/17/08	NORTH DAKOTA	McKenzie	160.00	372250	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143055014	NDRRDR018-14	KERRY P HOFFMAN	DIAMOND RESOURCES INC	03/24/08	NORTH DAKOTA	McKenzie	160.00	372425	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143055013	NDRRDR018-13	TERRY R HOFFMAN ESTATE	DIAMOND RESOURCES INC	03/24/08	NORTH DAKOTA	McKenzie	160.00	372426	T152N - R104W SEC 33: NE4SW4, N2SE4, SE4SE4
000143073002	NDRRDR027-02	HEATHER BLAHM	DIAMOND RESOURCES INC	07/23/07	NORTH DAKOTA	McKenzie	38.05	372427	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE WHICH IS LITTORAL THERETO

Assignment, Bill of Sale and Conveyance	6

000145286004	NDRRDR174-04	FORTIN ENTERPRISES INC	DIAMOND RESOURCES INC	08/25/07	NORTH DAKOTA	McKenzie	240.00	372428	T151N - R102W SEC 17: S2NW4, SW4
000143031009	NDRRDR006-09	WAYNE CUMMINS ESTATE	DIAMOND RESOURCES INC	06/08/08	NORTH DAKOTA	McKenzie	117.00	372693	T152N - R104W SEC 32: S2NE4 SEC 33: SW4NW4 LESS A 3.00 TRACT MORE FULLY DESCRIBED IN BOOK 39, PAGE 321
000143031008	NDRRDR006-08	AMY L CUMMINS	DIAMOND RESOURCES INC	06/15/08	NORTH DAKOTA	McKenzie	117.00	373389	T152N - R104W SEC 32: S2NE4 SEC 33: SW4NW4 LESS A 3.00 TRACT MORE FULLY DESCRIBED IN BOOK 39, PAGE 321
000148194001	NDRRDR585-01	TIM BRUUN	DIAMOND RESOURCES INC	09/05/07	NORTH DAKOTA	McKenzie	38.05	373511	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE WHICH IS LITTORAL THERETO
000148193001	NDRRDR584-01	SHARLA FAYE BRUUN	DIAMOND RESOURCES INC	09/05/07	NORTH DAKOTA	McKenzie	38.05	374485	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE WHICH IS LITTORAL THERETO
000147954014	NDRRDR333-14	SHARLA FAY BRUUN, PERSONAL REPRESENTATIVE OF THE ESTATE OF LUTHER BRUUN	DIAMOND RESOURCES INC	09/05/07	NORTH DAKOTA	McKenzie	38.05	374486	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE WHICH IS LITTORAL THERETO
000147804007	NDRRDR265-07	MARGARET GREISBERGER ET VIR	DIAMOND RESOURCES INC	06/03/08	NORTH DAKOTA	McKenzie	120.00	376707	T151N - R102W SEC 17: S2NW4, NW4SW4
000147804006	NDRRDR265-06	JOHN F GLEASON	DIAMOND RESOURCES INC	06/03/08	NORTH DAKOTA	McKenzie	120.00	376778	T151N - R102W SEC 17: S2NW4, NW4SW4
000147773004	NDRRDR263-04	FORTIN ENTERPRISES INC	DIAMOND RESOURCES INC	02/27/08	NORTH DAKOTA	McKenzie	40.00	376779	T151N - R102W SEC 20: NE4NW4
000147804008	NDRRDR265-08	ROBERT GLEASON	DIAMOND RESOURCES INC	06/03/08	NORTH DAKOTA	McKenzie	120.00	376935	T151N - R102W SEC 17: S2NW4, NW4SW4
000147804009	NDRRDR265-09	KATHLEEN HAY	DIAMOND RESOURCES INC	06/03/08	NORTH DAKOTA	McKenzie	120.00	376936	T151N - R102W SEC 17: S2NW4, NW4SW4
000147804010	NDRRDR265-10	SHEILA E MEGLEY, PR FOR THE ESTATE OF MARGARET N OCONNELL	DIAMOND RESOURCES INC	06/03/08	NORTH DAKOTA	McKenzie	120.00	377338	T151N - R102W SEC 17: S2NW4, NW4SW4
000145322018	NDRRDR175-18	BONNIE JO SIMONS	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	377951	T151N - R102W SEC 17: SE4
000145322016	NDRRDR175-16	BILLY JOE MANNING	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	377952	T151N - R102W SEC 17: SE4

Assignment, Bill of Sale and Conveyance	7

000145322017	NDRRDR175-17	FRED L MAURER	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	377953	T151N - R102W SEC 17: SE4
000145322021	NDRRDR175-21	LINDA LEE WOLFORD	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	378319	T151N - R102W SEC 17: SE4
000145322014	NDRRDR175-14	KATHY L BERG	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	378320	T151N - R102W SEC 17: SE4
000145322015	NDRRDR175-15	SHERRY ENGEN	DIAMOND RESOURCES INC	4/29/2008	NORTH DAKOTA	McKenzie	160.00	378321	T151N - R102W: SEC 17: SE/4 From 50 feet above top BAKKEN to 50 feet below bottom
000145322013	NDRRDR175-13	SHARON KAY BLASER	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	378322	T151N - R102W SEC 17: SE4
000145322011	NDRRDR175-11	MARJORIE HOLSTINE	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	378323	T151N - R102W SEC 17: SE4
000145322012	NDRRDR175-12	CHARLES D PINTLER	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	378324	T151N - R102W SEC 17: SE4
000148039002	NDRRDR421-02	ROMAN CATHOLIC BISHOP OF GREAT FALLS, MT	DIAMOND RESOURCES INC	07/20/08	NORTH DAKOTA	McKenzie	240.00	378814	T151N - R102W SEC 17: S2NW4, SW4
000145322019	NDRRDR175-19	LORETTA BROWER SUITER	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	378815	T151N - R102W SEC 17: SE4
000147834006	NDRRDR267-06	ROBERT SOLEM	DIAMOND RESOURCES INC	05/22/08	NORTH DAKOTA	McKenzie	360.00	378816	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000148044015	NDRRDR427-15	JAMES R JACOBSON	DIAMOND RESOURCES INC	05/20/08	NORTH DAKOTA	McKenzie	80.00	378817	T151N - R102W SEC 20: W2SW4
000148044016	NDRRDR427-16	JOHN M JACOBSON	DIAMOND RESOURCES INC	05/22/08	NORTH DAKOTA	McKenzie	80.00	378818	T151N - R102W SEC 20: W2SW4
000145322020	NDRRDR175-20	GWEN HICKS	DIAMOND RESOURCES INC	04/29/08	NORTH DAKOTA	McKenzie	160.00	378819	T151N - R102W SEC 17: SE4
000147834005	NDRRDR267-05	MARIANNE EMERSON, PR OF THE \ESTATE OF RICHARD RAY SOLEM	DIAMOND RESOURCES INC	05/23/08	NORTH DAKOTA	McKenzie	360.00	379050	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000147834007	NDRRDR267-07	RUTH DSCHAAK	DIAMOND RESOURCES INC	05/22/08	NORTH DAKOTA	McKenzie	360.00	379051	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000147834008	NDRRDR267-08	RITA SOLEM	DIAMOND RESOURCES INC	05/22/08	NORTH DAKOTA	McKenzie	360.00	379052	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4

Assignment, Bill of Sale and Conveyance	8

000148044014	NDRRDR427-14	JANET L STEVENSON	DIAMOND RESOURCES INC	05/20/08	NORTH DAKOTA	McKenzie	80.00	379053	T151N - R102W SEC 20: W2SW4
000143033002	NDRRDR007-02	RICHARD W JOHNSON	DIAMOND RESOURCES INC	06/19/08	NORTH DAKOTA	McKenzie	37.00	379549	T152N - R104W SEC 32: S2NE4 SEC 33: SW4NW4 LESS A 3.00 ACRE TRACT OF LAND IN THE NORTHEAST CORNER MORE FULLY DESCRIBED IN THAT WARRANTY DEED RECORDED IN BOOK 39, PAGE 321
000143075012	NDRRDR028-12	THOMAS HANGER	DIAMOND RESOURCES INC	07/27/08	NORTH DAKOTA	McKenzie	38.05	379550	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE
000143075010	NDRRDR028-10	PEARL MARY LEWIS	DIAMOND RESOURCES INC	07/28/08	NORTH DAKOTA	McKenzie	38.05	379551	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE
000143075009	NDRRDR028-09	RICHARD FOREST SAWDY ET UX	DIAMOND RESOURCES INC	07/29/08	NORTH DAKOTA	McKenzie	38.05	379552	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE
000143075008	NDRRDR028-08	BETTY LOU STOCKING	DIAMOND RESOURCES INC	07/27/08	NORTH DAKOTA	McKenzie	38.05	379553	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE
000143075011	NDRRDR028-11	RUTH ELIZABETH DORFNER	DIAMOND RESOURCES INC	07/28/08	NORTH DAKOTA	McKenzie	38.05	379554	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE
000145322022	NDRRDR175-22	MELISSA BULOCK, PR OF THE ESTATE OF LENA BULOCK	DIAMOND RESOURCES INC	06/05/08	NORTH DAKOTA	McKenzie	160.00	379563	T151N - R102W SEC 17: SE4
000148043004	NDRRDR426-04	JOHN K BUTCHER	DIAMOND RESOURCES INC	06/05/08	NORTH DAKOTA	McKenzie	160.00	380149	T151N - R102W SEC 20: E2SE4
000148139021	NDRRDR530-21	RANDALL A NELSON	DIAMOND RESOURCES INC	03/07/09	NORTH DAKOTA	McKenzie	320.00	380150	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000148077002	NDRRDR468-02	FORTIN ENTERPRISES INC	DIAMOND RESOURCES INC	11/17/08	NORTH DAKOTA	McKenzie	80.00	380152	T151N - R102W SEC 20: W2NW4
000148139022	NDRRDR530-22	WILLIAM R ERICKSON, TRUSTEE OF THE JAMES AND ANN ERICKSON FAMILY TRUST AGREEMENT	DIAMOND RESOURCES INC	04/23/09	NORTH DAKOTA	McKenzie	320.00	380154	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000143075013	NDRRDR028-13	LOUELLA BRICKER	DIAMOND RESOURCES INC	07/28/08	NORTH DAKOTA	McKenzie	38.05	380156	T151N - R104W SEC 4: Lot 9, INCLUDING THAT PORTION OF THE DRYING BED OF NOHLE LAKE
000148139020	NDRRDR530-20	DUANE TWEDEN, PR OF THE ESTATE OF ARTHUR EUGENE NELSON	DIAMOND RESOURCES INC	11/30/08	NORTH DAKOTA	McKenzie	320.00	381048	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000147789011	NDRRDR264-11	SHIRLEY BOTTKE	DIAMOND RESOURCES INC	05/22/08	NORTH DAKOTA	McKenzie	360.00	381425	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4

Assignment, Bill of Sale and Conveyance	9

000147789014	NDRRDR264-14	MILDRED O WANGERUD	DIAMOND RESOURCES INC	05/22/08	NORTH DAKOTA	McKenzie	360.00	381426	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000147789012	NDRRDR264-12	GLADYS OWAN	DIAMOND RESOURCES INC	05/22/08	NORTH DAKOTA	McKenzie	360.00	381427	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000147789013	NDRRDR264-13	MARJORIE BROWN	DIAMOND RESOURCES INC	06/01/08	NORTH DAKOTA	McKenzie	360.00	381428	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000148071003	NDRRDR462-03	KENNETH R BERRY TRUST DATED 6/30/94	DIAMOND RESOURCES INC	08/04/08	NORTH DAKOTA	McKenzie	360.00	381429	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000148146005	NDRRDR537-05	RUDOLF FIORENZA ET UX	DIAMOND RESOURCES INC	08/04/08	NORTH DAKOTA	McKenzie	880.00	381992	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000143322005	NDRRDR103705	TERRYL M EIKREN	DIAMOND RESOURCES INC	09/05/08	NORTH DAKOTA	McKenzie	920.00	383305	T151N - R100W SEC 27: S2, E2NW4 SEC 34: NE4, NW4, NE4SW4, SE4
000143322004	NDRRDR103704	LANCE BRUINS	DIAMOND RESOURCES INC	09/05/08	NORTH DAKOTA	McKenzie	920.00	383306	T151N - R100W SEC 27: S2, E2NW4 SEC 34: NE4, NW4, NE4SW4, SE4
000146623002	NDRRDR219-02	JACK E BAZER	DIAMOND RESOURCES INC	10/02/08	NORTH DAKOTA	McKenzie	1,187.81	383307	T150N - R100W
SEC 3:  Lot 3, Lot 4, S2NW4, SW4
SEC 4: Lot 1, Lot 2, Lot 3, Lot 4, S2NE4, SE4NW4, S2 Except 12.43 acres of Irregular tract #1445 more fully described in Document No. 285058

T151N - R100W
SEC 33: SE4
									SEC 34: S2SW4, NW4SW4
000143322002	NDRRDR103702	NADINE TETRAULT	DIAMOND RESOURCES INC	09/05/08	NORTH DAKOTA	McKenzie	920.00	383308	T151N - R100W SEC 27: S2, E2NW4 SEC 34: NE4, NW4, NE4SW4, SE4
000143322003	NDRRDR103703	GARY BRUINS	DIAMOND RESOURCES INC	09/05/08	NORTH DAKOTA	McKenzie	920.00	383309	T151N - R100W SEC 27: S2, E2NW4 SEC 34: NE4, NW4, NE4SW4, SE4
000143322001	NDRRDR103701	PATRICIA M NIELSEN, TRUSTEE OF THE WHITE ROCK TRUST	DIAMOND RESOURCES INC	09/05/08	NORTH DAKOTA	McKenzie	920.00	383310	T151N - R100W SEC 27: S2, E2NW4 SEC 34: NE4, NW4, NE4SW4, SE4
000143310002	NDRRDR103402	NANCY CHAMNESS	DIAMOND RESOURCES INC	10/14/08	NORTH DAKOTA	McKenzie	960.00	383623	T150N - R100W SEC 4: SW4NW4 SEC 5: Lot 1, Lot 2, S2NE4, S2 T151N - R100W SEC 33: NE4, NE4NW4, S2NW4, SW4

Assignment, Bill of Sale and Conveyance	10

000143310001	NDRRDR103401	LYNN HOVDE	DIAMOND RESOURCES INC	10/14/08	NORTH DAKOTA	McKenzie	960.00	383625	T150N - R100W SEC 4: SW4NW4 SEC 5: Lot 1, Lot 2, S2NE4, S2 T151N - R100W SEC 33: NE4, NE4NW4, S2NW4, SW4
000148071004	NDRRDR462-04	HANCOCK ENTERPRISES	DIAMOND RESOURCES INC	09/29/08	NORTH DAKOTA	McKenzie	360.00	384291	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000148030003	NDRRDR411-03	DENNIS R ERICKSON ET UX	DIAMOND RESOURCES INC	11/26/08	NORTH DAKOTA	McKenzie	960.00	385741	T151N - R102W SEC 20: SE4, E2SW4, SW4NE4, SE4NW4
000143051006	NDRRDR016-06	KYM LILBURN TAYLOR	DIAMOND RESOURCES INC	11/17/2009	NORTH DAKOTA	McKenzie	81.88	395102	T151N - R104W SEC 4: Lot 3, Lot 4 SEC 5: Lot 1
000143049014	NDRRDR015-14	JACK C TUNSTILL ROY TRUST A	DIAMOND RESOURCES INC	11/19/2009	NORTH DAKOTA	McKenzie	158.84	396140	T151N - R104W: SEC 4: S/2NE/4, Lot 1, Lot 2
000143049015	NDRRDR015-15	JACK C TUNSTILL ROY TRUST B	DIAMOND RESOURCES INC	11/19/2009	NORTH DAKOTA	McKenzie	158.84	396141	T151N - R104W: SEC 4: S/2NE/4, Lot 1, Lot 2
000148044026	NDRRDR427-26	L F MARTELL MEMORIAL FOUNDATION	BRIGHAM OIL AND GAS LP	01/14/10	NORTH DAKOTA	McKenzie	80.00	397728	T151N - R102W SEC 20: W2SW4
000148139027	NDRRDR530-27	FIRST INTERNATIONAL BANK AND TRUST COMPANY OF WILLISTON, AS TRUSTEE OF THE GORDON THOMPSON IRA	BRIGHAM OIL & GAS LP	1/14/2010	NORTH DAKOTA	McKenzie	320.00	397730	T151N - R102W SEC 20: E2SE4, W2SE4, E2SW4, SW4NE4, SE4NW4
000148043005	NDRRDR426-05	ZAVANNA LLC	BRIGHAM OIL & GAS LP	03/05/10	NORTH DAKOTA	McKenzie	160.00	399149	T151N - R102W SEC 20: E2SE4
000143891001	NDRRDR122001	BACON ROYALTIES LLC	BRIGHAM OIL & GAS LP	02/09/10	NORTH DAKOTA	McKenzie	80.00	399270	T151N - R102W SEC 20: E2SE4
000143992001	NDRRDR126201	PASQUION MINERALS COMPANY	BRIGHAM OIL & GAS LP	02/16/10	NORTH DAKOTA	McKenzie	360.00	400370	T151N - R102W SEC 17: S2NW4, SW4 SEC 20: NE4NW4, W2NW4
000144116001	NDRRDR131001	PAUL L ARNSON	BRIGHAM OIL & GAS LP	04/16/10	NORTH DAKOTA	McKenzie	280.00	402155	T151N - R100W SEC 33: SE4 SEC 34: NW4SW4, S2SW4
000145272002	NDRRDR173-02	MARK FLIGINGER	BRIGHAM OIL & GAS LP	01/25/10	NORTH DAKOTA	McKenzie	120.00	402464	T151N - R102W SEC 20: NE4NW4, W2NW4
000143891002	NDRRDR122002	GEORGE A. SAVAGE, TRUSTEE UNDER TERMS OF TESTAMENTARY TRUST SET FORTH UNDER THE LAST WILL AND TESTAMENT OF PHILLIP A SMITH, DECEASED	BRIGHAM OIL & GAS LP	03/03/10	NORTH DAKOTA	McKenzie	80.00	402919	T151N - R102W: SEC 20: E2SE4

Assignment, Bill of Sale and Conveyance	11

000144353001	NDRRDR138901	DENNIS H HOFFELT	BRIGHAM OIL & GAS LP	04/30/10	NORTH DAKOTA	McKenzie	799.92	405100	T150N - R100W SEC 4: Lot 1, Lot 2, S2NE4, Lot 3, Lot 4, SE4NW4, SW4SE4, SW4 T151N - R100W SEC 33: SE4 T151N - R102W SEC 2: Lot 3, Lot 4, S2NW4
000144871001	NDRRDR157801	GENEVIEVE ANDRE	BRIGHAM OIL & GAS LP	07/09/10	NORTH DAKOTA	McKenzie	280.04	405939	T150N - R100W SEC 4: Lot 3, Lot 4, SE4NW4, SW4
000144270001	NDRRDR135801	TOD G MALECKAR	BRIGHAM OIL & GAS LP	08/03/10	NORTH DAKOTA	McKenzie	160.00	406557	T151N - R100W SEC 33: SE4
000144272001	NDRRDR135901	TOD G MALECKAR	BRIGHAM OIL & GAS LP	08/03/10	NORTH DAKOTA	McKenzie	120.00	406558	T151N - R100W: SEC 34: NW/4SW/4, S/2SW/4
000144272002	NDRRDR135902	DONN SKADELAND	BRIGHAM OIL & GAS LP	08/03/10	NORTH DAKOTA	McKenzie	120.00	406559	T151N - R100W: SEC 34: NW/4SW/4, S/2SW/4
000144270002	NDRRDR135802	DONN SKADELAND	BRIGHAM OIL & GAS LP	08/03/10	NORTH DAKOTA	McKenzie	160.00	406560	T151N - R100W SEC 33: SE4
000144269001	NDRRDR135701	WILLIAM D CHAMNESS ET UX	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	McKenzie	160.00	406561	T150N - R100W SEC 4: SW4
000144871002	NDRRDR157802	DAVID PETERSON ETUX	BRIGHAM OIL & GAS LP	07/08/10	NORTH DAKOTA	McKenzie	280.04	406564	T150N - R100W: SEC 4: SW4, SE4 NW4, Lot 3, Lot 4
000144985001	NDRRDR160901	LARRY ERICKSON	BRIGHAM OIL & GAS LP	08/10/10	NORTH DAKOTA	McKenzie	960.00	407492	T151N - R102W SEC 20: E2SE4, W2SE4, E2SW4, SW4NE4, SE4NW4
000145981001	NDRRDR199701	HILL FOUNDATION	STATOIL OIL & GAS LP	01/27/11	NORTH DAKOTA	McKenzie	320.12	414223	T150N - R100W SEC 4: LOT 1, LOT 2, S2NE4 T151N - R100W SEC 33: SE4
000144736003	NDRRDR151-03	MARLENE GALE KELLY FAMILY REVOCABLE TRUST	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,640.00	614793	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: NW4NE4, W2, SE4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4
000144736004	NDRRDR151-04	JOHN ROBERT ALFSON	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,640.00	614794	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: NW4NE4, W2, SE4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4

Assignment, Bill of Sale and Conveyance	12

000144736008	NDRRDR151-08	LINDA ALFSON	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,640.00	614833	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: NW4NE4, W2, SE4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4
000144736001	NDRRDR151-01	MEGAN FAY MELONI	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,640.00	614834	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: NW4NE4, W2, SE4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4
000144736002	NDRRDR151-02	JOHN L ROSENBERG AND JANE ROSENBERG FAMILY REVOCABLE TRUST	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,640.00	614853	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: NW4NE4, W2, SE4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4
000144748002	NDRRDR152-02	SUSAN J ALFSON	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,920.00	614854	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: SE4, NW4NE4, W2 SEC 10: W2NE4, SE4NE4, NW4 SEC 11: SW4NW4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4
000144748001	NDRRDR152-01	PEGGY A ANDERSON	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,920.00	614855	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: SE4, NW4NE4, W2 SEC 10: W2NE4, SE4NE4, NW4 SEC 11: SW4NW4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4
000144736005	NDRRDR151-05	DAVID ALFSON	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,640.00	614865	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: NW4NE4, W2, SE4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4
000144736006	NDRRDR151-06	GREGORY ALFSON	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,640.00	614866	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: NW4NE4, W2, SE4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4
000144736007	NDRRDR151-07	SHAWN LOUISE MORONES	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,640.00	614867	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: NW4NE4, W2, SE4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4
000144748003	NDRRDR152-03	MARY NEILL LUCARIELLO	DIAMOND RESOURCES INC	06/14/04	NORTH DAKOTA	WILLIAMS	1,920.00	615107	T154N - R102W SEC 8: NE4, SW4SE4 SEC 9: SE4, NW4NE4, W2 SEC 10: W2NE4, SE4NE4, NW4 SEC 11: SW4NW4 SEC 15: NW4 SEC 16: ALL SEC 17: W2NE4, NW4SE4

Assignment, Bill of Sale and Conveyance	13

000143670001	NDRRDR114601	STATE OF ND OG-04-01438	AMERADA HESS CORPORATION	08/03/04	NORTH DAKOTA	WILLIAMS	160.00	616145	T154N - R102W SEC 16: NE4
000143667001	NDRRDR114301	STATE OF NORTH DAKOTA	AMERADA HESS CORPORATION	08/03/04	NORTH DAKOTA	WILLIAMS	160.00	616146	T154N - R102W SEC 16: NW4
000143669001	NDRRDR114501	STATE OF NORTH DAKOTA	AMERADA HESS CORPORATION	08/03/04	NORTH DAKOTA	WILLIAMS	160.00	616147	T154N - R102W SEC 16: SE4
000143668001	NDRRDR114401	STATE OF NORTH DAKOTA	AMERADA HESS CORPORATION	08/03/04	NORTH DAKOTA	WILLIAMS	160.00	616148	T154N - R102W SEC 16: SW4
000148482001	NDRRDR874-01	CARYL BENNETT	POWERS ENERGY CORPORATION	09/22/04	NORTH DAKOTA	WILLIAMS	480.00	619355	T156N - R103W: SEC 23: SE/4 SEC 36: SW/4, NW/4
000148501001	NDRRDR893-01	DOROTHY WATTERUD	POWERS ENERGY CORPORATION	10/12/04	NORTH DAKOTA	WILLIAMS	437.98	619367	T155N - R103W SEC 10: SW4NW4, W2SW4 LESS & EXCEPT A 2.00 ACRE TRACT OF LAND MORE COMPLETELY DESCRIBED IN BOOK 52, PAGE 18 SEC 15: NW4 SEC 16: NE4
000148501002	NDRRDR893-02	LARRY LEE	POWERS ENERGY CORPORATION	10/12/04	NORTH DAKOTA	WILLIAMS	437.98	619373	T155N - R103W SEC 10: SW4NW4, W2SW4 LESS & EXCEPT A 2.00 ACRE TRACT OF LAND MORE COMPLETELY DESCRIBED IN BOOK 52, PAGE 18 SEC 15: NW4 SEC 16: NE4
000148367001	NDRRDR758-01	ELMER AND LAVERN JORGENSON MINERAL TRUST	POWERS ENERGY CORPORATION	10/18/04	NORTH DAKOTA	WILLIAMS	760.00	619410	T155N - R102W SEC 8: S2SW4, S2SE4, S2NE4, N2SE4 SEC 9: S2NW4, SW4 SEC 17: N2NW4, W2SW4, SW4NW4
000148459003	NDRRDR851-03	GEORGE ATOL ET UX	POWERS ENERGY CORPORATION	10/26/04	NORTH DAKOTA	WILLIAMS	160.00	619412	T156N - R103W: SEC 14: NE/4
000148443001	NDRRDR835-01	DARLAIN ATOL	POWERS ENERGY CORPORATION	10/26/04	NORTH DAKOTA	WILLIAMS	320.00	619413	T156N - R103W: SEC 14: NE/4, SE/4
000148459001	NDRRDR851-01	CHARLOTTE ATOL LYSTVEDT	POWERS ENERGY CORPORATION	11/01/04	NORTH DAKOTA	WILLIAMS	160.00	619415	T156N - R103W: SEC 14: NE/4

Assignment, Bill of Sale and Conveyance	14

000148440002	NDRRDR832-02	LOIS STONER	POWERS ENERGY CORPORATION	10/21/04	NORTH DAKOTA	WILLIAMS	360.00	619416	T156N - R103W: SEC 021: E/2W/2 SEC 028: NE/4NW/4, NE4
000148440001	NDRRDR832-01	IVAN SUNDET ETUX	POWERS ENERGY CORPORATION	10/21/04	NORTH DAKOTA	WILLIAMS	360.00	619417	T156N - R103W: SEC 021: E/2W/2 SEC 028: NE/4NW/4, NE4
000148479002	NDRRDR871-02	MARY ANN LUND	POWERS ENERGY CORPORATION	09/27/04	NORTH DAKOTA	WILLIAMS	160.00	619418	T156N - R103W: SEC 23: SW/4
000148479001	NDRRDR871-01	ROBERT BARKIE	POWERS ENERGY CORPORATION	09/27/04	NORTH DAKOTA	WILLIAMS	160.00	619419	T156N - R103W: SEC 23: SW/4
000148479003	NDRRDR871-03	ELLEN DYANNE JOHNSRUD	POWERS ENERGY CORPORATION	11/11/04	NORTH DAKOTA	WILLIAMS	160.00	619420	T156N - R103W: SEC 23: SW/4
	NDRRDR1082-01	DELORES K AMUNDSON	SUNDANCE OIL & GAS, INC.	11/22/04	NORTH DAKOTA	WILLIAMS	320.00	619528	T156N - R103W: SEC 21: E2
000143453002	NDRRDR108202	JOHN E AMUNDSON	SUNDANCE OIL & GAS LLC	11/22/04	NORTH DAKOTA	WILLIAMS	320.00	619529	T156N - R103W: SEC 21: E2
000143453004	NDRRDR108204	ROBERT D AUSTREIM ET UX	SUNDANCE OIL & GAS LLC	07/29/04	NORTH DAKOTA	WILLIAMS	320.00	619534	T156N - R103W: SEC 21: E2
000143453003	NDRRDR108203	SUSAN M EISENZIMMER	SUNDANCE OIL & GAS LLC	11/22/04	NORTH DAKOTA	WILLIAMS	320.00	619571	T156N - R103W: SEC 21: E2
000148217000	NDRRDR608-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619834	T155N - R100W SEC 36: NE4
000148216000	NDRRDR607-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619835	T155N - R100W SEC 36: NW4
000148215000	NDRRDR606-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619836	T155N - R100W SEC 36: SE4

Assignment, Bill of Sale and Conveyance	15

000148236000	NDRRDR627-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619837	T155N - R102W SEC 16: NE4

000148253001	NDRRDR644-01	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619838	T155N - R102W SEC 16: NW4

000148252001	NDRRDR643-01	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619839	T155N - R102W SEC 16: SE4

000148244000	NDRRDR635-00	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619840	T155N - R102W SEC 16: SW4

000148260001	NDRRDR651-01	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619845	T155N - R103W SEC 16: NE4

000148261001	NDRRDR652-01	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619846	T155N - R103W SEC 16: NW4

000148262001	NDRRDR653-01	STATE OF NORTH DAKOTA	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619847	T155N - R103W SEC 16: SE4

000148263001	NDRRDR654-01	STATE OF ND OG0402453	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619848	T155N - R103W SEC 16: SW4

000148279001	NDRRDR670-01	STATE OF ND OG0402538	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619863	T156N - R103W: SEC 16: NE/4

000148280001	NDRRDR671-01	STATE OF ND OG0402539	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619864	T156N - R103W: SEC 16: NW/4

000148281001	NDRRDR672-01	STATE OF ND OG0402540	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619865	T156N - R103W: SEC 16: SE/4

000148282001	NDRRDR673-01	STATE OF ND OG0402541	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	160.00	619866	T156N - R103W: SEC 16: SW/4

Assignment, Bill of Sale and Conveyance	16

000148283001	NDRRDR674-01	STATE OF ND OG0402542	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	80.00	619867	T156N - R103W: SEC 21: W/2NW/4

000148284001	NDRRDR675-01	STATE OF ND OG0402543	POWERS ENERGY CORPORATION	11/02/04	NORTH DAKOTA	WILLIAMS	80.00	619868	T156N - R103W: SEC 21: W/2SW/4

000148477001	NDRRDR869-01	WELLINGTON S RAYMOND TEST TRUST	POWERS ENERGY CORPORATION	10/02/04	NORTH DAKOTA	WILLIAMS	760.00	619922	T156N - R103W: SEC 11: SW/4 SEC 16: NE/4 SEC 20: N/2SE/4, NW/4, SW/4SE/4 SEC 26: SW/4

000148552001	NDRRDR944-01	JUNE C LEE IRREVOCABLE TRUST	POWERS ENERGY CORPORATION	10/20/04	NORTH DAKOTA	WILLIAMS	1,080.00	620294	T154N - R103W SEC 25: W2 SEC 26: SE4, NE4 T155N - R103W SEC 10: W2SW4, SW4NW4 SEC 15: NW4 SEC 16: NE4 SEC 19: SE4

000148500001	NDRRDR892-01	HARVEY LEE	POWERS ENERGY CORPORATION	11/11/04	NORTH DAKOTA	WILLIAMS	320.00	620305	T155N - R103W SEC 9: SW4 SEC 16: NW4

000148500002	NDRRDR892-02	MYRON LEE	POWERS ENERGY CORPORATION	11/11/04	NORTH DAKOTA	WILLIAMS	320.00	620306	T155N - R103W SEC 9: SW4 SEC 16: NW4

000148500003	NDRRDR892-03	MYRA GARTNER	POWERS ENERGY CORPORATION	11/11/04	NORTH DAKOTA	WILLIAMS	320.00	620307	T155N - R103W SEC 9: SW4 SEC 16: NW4

000148500004	NDRRDR892-04	ROBERTA HAUGEN	POWERS ENERGY CORPORATION	11/11/04	NORTH DAKOTA	WILLIAMS	320.00	620308	T155N - R103W SEC 9: SW4 SEC 16: NW4

000148500005	NDRRDR892-05	VERNON A LEE	POWERS ENERGY CORPORATION	11/11/04	NORTH DAKOTA	WILLIAMS	320.00	620309	T155N - R103W SEC 9: SW4 SEC 16: NW4

000148554001	NDRRDR946-01	FLOYD CALVIN MILLER	POWERS ENERGY CORPORATION	10/21/04	NORTH DAKOTA	WILLIAMS	634.38	620310	T155N - R103W SEC 16: SW4 SEC 21: N2, LESS A 5.625 ACRE TRACT T156N - R103W SEC 21: E2W2

000148263002	NDRRDR654-02	CAROL JEAN MILLER SANDVIK	POWERS ENERGY CORPORATION	10/27/04	NORTH DAKOTA	WILLIAMS	160.00	620311	T155N - R103W SEC 16: SW4

Assignment, Bill of Sale and Conveyance	17

000148542002	NDRRDR934-02	MARK THOMAS MILLER	POWERS ENERGY CORPORATION	12/07/04	NORTH DAKOTA	WILLIAMS	480.00	620321	T155N - R103W SEC 16: SW4 T156N - R103W SEC 16: SE4, E2SW4 SEC 27: W2SW4

000148430002	NDRRDR821-02	MARILYN CASELLI	POWERS ENERGY CORPORATION	12/27/04	NORTH DAKOTA	WILLIAMS	474.38	620327	T155N - R103W SEC 21: N2, LESS A 5.625 ACRE TRACT SEC 28: NW4

000148430001	NDRRDR821-01	WILLIAM G BLAIR JR	POWERS ENERGY CORPORATION	12/27/04	NORTH DAKOTA	WILLIAMS	474.38	620328	T155N - R103W SEC 21: N/2, LESS A 5.625 ACRE TRACT SEC 28: NW/4

000148450001	NDRRDR842-01	DAVID KALIL MINERAL TRUST	POWERS ENERGY CORPORATION	09/18/04	NORTH DAKOTA	WILLIAMS	2,257.52	620467	T154N - R101W: SEC 7: SE/4SE/4 SEC 8: W/2W/2 T156N - R102W: SEC 19: E/2W/2, Lot 1,Lot 2, Lot 3, Lot 4 T156N - R103W: SEC 13: W/2, NE/4 SEC 23: NE/4 SEC 24: W/2, SE/4 SEC 25: All

000148449001	NDRRDR841-01	WILBUR AND CHARLOTTE KALIL MINERAL TRUST	POWERS ENERGY CORPORATION	09/18/04	NORTH DAKOTA	WILLIAMS	800.00	620468	T156N - R103W: SEC 23: NE/4 SEC 25: All

000148535004	NDRRDR927-04	ANN W SKJEI MIDWEST TRUST	POWERS ENERGY CORPORATION	12/17/04	NORTH DAKOTA	WILLIAMS	160.00	621557	T155N - R102W SEC 9: S2NW4, N2SW4 T156N - R102W SEC 31: E2SW4, SE4, Lot 3, Lot 4

000148535001	NDRRDR927-01	JOHN WESTERGAARD	POWERS ENERGY CORPORATION	12/17/04	NORTH DAKOTA	WILLIAMS	160.00	621558	T155N - R102W SEC 9: S2NW4, N2SW4 T156N - R102W SEC 31: E2SW4, SE4, Lot 3, Lot 4

000148535002	NDRRDR927-02	PETER CLYDE	POWERS ENERGY CORPORATION	12/17/04	NORTH DAKOTA	WILLIAMS	160.00	621559	T155N - R102W SEC 9: S2NW4, N2SW4 T156N - R102W SEC 31: E2SW4, SE4, Lot 3, Lot 4

000148535003	NDRRDR927-03	CHRIS CLYDE	POWERS ENERGY CORPORATION	12/17/04	NORTH DAKOTA	WILLIAMS	160.00	621560	T155N - R102W SEC 9: S2NW4, N2SW4 T156N - R102W SEC 31: E2SW4, SE4, Lot 3, Lot 4

000148368001	NDRRDR759-01	EUGENE JORGENSON	POWERS ENERGY CORPORATION	12/30/04	NORTH DAKOTA	WILLIAMS	80.00	621585	T155N - R102W SEC 9: S2SW4

Assignment, Bill of Sale and Conveyance	18

000148502001	NDRRDR894-01	GORDON LEE	POWERS ENERGY CORPORATION	10/20/04	NORTH DAKOTA	WILLIAMS	437.98	621604	T155N - R103W SEC 10: SW4NW4, W2SW4 LESS & EXCEPT A 2.00 ACRE TRACT OF LAND MORE COMPLETELY DESCRIBED IN BOOK 52, PAGE 18 SEC 15: NW4 SEC 16: NE4

000148388005	NDRRDR779-05	MARION J HUGHES	POWERS ENERGY CORPORATION	11/30/04	NORTH DAKOTA	WILLIAMS	480.00	621606	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388001	NDRRDR779-01	LARRY MOCKEL ET UX	POWERS ENERGY CORPORATION	12/01/04	NORTH DAKOTA	WILLIAMS	480.00	621607	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388003	NDRRDR779-03	KAREN TYLER	POWERS ENERGY CORPORATION	12/10/04	NORTH DAKOTA	WILLIAMS	480.00	621609	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388010	NDRRDR779-10	LAWRENCE HAUGLUM	POWERS ENERGY CORPORATION	12/06/04	NORTH DAKOTA	WILLIAMS	480.00	621610	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388009	NDRRDR779-09	MARLENE ROBERTS	POWERS ENERGY CORPORATION	12/20/04	NORTH DAKOTA	WILLIAMS	480.00	621611	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388006	NDRRDR779-06	JUDITH GINN	POWERS ENERGY CORPORATION	12/21/04	NORTH DAKOTA	WILLIAMS	480.00	621614	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388012	NDRRDR779-12	RONALD DAVID MOCKEL	POWERS ENERGY CORPORATION	12/10/04	NORTH DAKOTA	WILLIAMS	480.00	621615	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388008	NDRRDR779-08	FRANCES HUNTER	POWERS ENERGY CORPORATION	12/21/04	NORTH DAKOTA	WILLIAMS	480.00	621616	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388011	NDRRDR779-11	HELEN GINN	POWERS ENERGY CORPORATION	12/21/04	NORTH DAKOTA	WILLIAMS	480.00	621617	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388002	NDRRDR779-02	ANNABELLE SUE FOX	POWERS ENERGY CORPORATION	12/22/04	NORTH DAKOTA	WILLIAMS	480.00	621618	T155N - R103W SEC 15: S2 SEC 16: SE4

Assignment, Bill of Sale and Conveyance	19

000148388007	NDRRDR779-07	ROBERT G PITTSLEY	POWERS ENERGY CORPORATION	12/22/04	NORTH DAKOTA	WILLIAMS	480.00	621619	T155N - R103W SEC 15: S2 SEC 16: SE4

000148388004	NDRRDR779-04	ANITA ZAPATA	POWERS ENERGY CORPORATION	12/29/04	NORTH DAKOTA	WILLIAMS	480.00	621621	T155N - R103W SEC 15: S2 SEC 16: SE4

000148430004	NDRRDR821-04	LESLI LAIR	POWERS ENERGY CORPORATION	01/07/05	NORTH DAKOTA	WILLIAMS	474.38	621622	T155N - R103W SEC 21: N2, LESS A 5.625 ACRE TRACT SEC 28: NW4

000148430003	NDRRDR821-03	ARLENE THOMPSON	POWERS ENERGY CORPORATION	12/27/04	NORTH DAKOTA	WILLIAMS	474.38	621623	T155N - R103W SEC 21: N/2, LESS A 5.625 ACRE TRACT SEC 28: NW/4

000148430005	NDRRDR821-05	SHARI BEAVER	POWERS ENERGY CORPORATION	01/07/05	NORTH DAKOTA	WILLIAMS	474.38	621624	T155N - R103W SEC 21: N/2, LESS A 5.625 ACRE TRACT SEC 28: NW/4

000148430006	NDRRDR821-06	JODI SEVERSON	POWERS ENERGY CORPORATION	01/07/05	NORTH DAKOTA	WILLIAMS	474.38	621625	T155N - R103W SEC 21: N/2, LESS A 5.625 ACRE TRACT SEC 28: NW/4

000148430007	NDRRDR821-07	BONNIE JOHNSON	POWERS ENERGY CORPORATION	01/07/05	NORTH DAKOTA	WILLIAMS	474.38	621626	T155N - R103W SEC 21: N/2, LESS A 5.625 ACRE TRACT SEC 28: NW/4

000148430008	NDRRDR821-08	CHRISTI HARTSFIELD	POWERS ENERGY CORPORATION	01/07/05	NORTH DAKOTA	WILLIAMS	474.38	621627	T155N - R103W SEC 21: N/2, LESS A 5.625 ACRE TRACT SEC 28: NW/4

000148430009	NDRRDR821-09	JAMES AMMONS	POWERS ENERGY CORPORATION	01/07/05	NORTH DAKOTA	WILLIAMS	474.38	621628	T155N - R103W SEC 21: N/2, LESS A 5.625 ACRE TRACT SEC 28: NW/4

000148431001	NDRRDR822-01	LEE ERICKSON	POWERS ENERGY CORPORATION	12/03/04	NORTH DAKOTA	WILLIAMS	658.12	621629	T155N - R103W SEC 21: S/2 SEC 28: NE/4 SEC 29: N/2NE/4, SE/4NE/4, NE/4NW/4, NE/4SE/4 SEC 34: Lot 4, Lot 6, Lot 7, Lot 8

000148431002	NDRRDR822-02	ANNETTE STAATZ	POWERS ENERGY CORPORATION	12/03/04	NORTH DAKOTA	WILLIAMS	658.12	621630	T155N - R103W SEC 21: S/2 SEC 28: NE/4 SEC 29: N/2NE/4, SE/4NE/4, NE/4NW/4, NE/4SE/4 SEC 34: Lot 4, Lot 6, Lot 7, Lot 8

Assignment, Bill of Sale and Conveyance	20

000148562001	NDRRDR954-01	CLARA B EDWARDS TRUST	POWERS ENERGY CORPORATION	12/27/04	NORTH DAKOTA	WILLIAMS	738.12	621631	T155N - R103W SEC 21: S/2 SEC 28: NE/4, N/2SW/4 SEC 34: Lot 4, Lot 6, Lot 7, Lot 8

000148562002	NDRRDR954-02	EVELYN HOFFELT	POWERS ENERGY CORPORATION	12/29/04	NORTH DAKOTA	WILLIAMS	738.12	621632	T155N - R103W SEC 21: S/2 SEC 28: NE/4, N2SW/4 SEC 34: Lot 4, Lot 6, Lot 7, Lot 8

000148562003	NDRRDR954-03	DENNIS HOFFELT HAROLD	POWERS ENERGY CORPORATION	12/29/04	NORTH DAKOTA	WILLIAMS	738.12	621633	T155N - R103W SEC 21: S/2 SEC 28: NE/4, N/2SW/4 SEC 34: Lot 4, Lot 6, Lot 7, Lot 9

000148448001	NDRRDR840-01	ROBERT HELLE	POWERS ENERGY CORPORATION	12/21/04	NORTH DAKOTA	WILLIAMS	658.12	621634	T155N - R103W SEC 21: S/2 SEC 28: NE/4 SEC 29: N/2NE/4, SE/4NE/4, NE/4NW/4, NE/4SE/4 SEC 34: Lot 4, Lot 6, Lot 7, Lot 8

000148489001	NDRRDR881-01	RAYMOND V LEE ET UX	POWERS ENERGY CORPORATION	01/24/05	NORTH DAKOTA	WILLIAMS	480.00	621635	T155N - R103W SEC 21: SE/4 SEC 28: NE/4 T156N - R102W SEC 30: SE/4

000148429008	NDRRDR820-08	WITTER FAMILY ENTERPRISES LLC	POWERS ENERGY CORPORATION	12/01/04	NORTH DAKOTA	WILLIAMS	156.48	621664	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148429006	NDRRDR820-06	SUE ANN BAUSMAN OLSON	POWERS ENERGY CORPORATION	11/30/04	NORTH DAKOTA	WILLIAMS	156.48	621665	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148429005	NDRRDR820-05	VOLL FAMILY TRUST	POWERS ENERGY CORPORATION	12/02/04	NORTH DAKOTA	WILLIAMS	156.48	621666	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148429002	NDRRDR820-02	KAREN MARIE BREKKE	POWERS ENERGY CORPORATION	12/02/04	NORTH DAKOTA	WILLIAMS	156.48	621667	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148429004	NDRRDR820-04	WINIFRED BAUSMAN	POWERS ENERGY CORPORATION	12/06/04	NORTH DAKOTA	WILLIAMS	156.48	621668	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148429003	NDRRDR820-03	GARY EDWARD BAUSMAN	POWERS ENERGY CORPORATION	12/06/04	NORTH DAKOTA	WILLIAMS	156.48	621669	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

Assignment, Bill of Sale and Conveyance	21

000148429001	NDRRDR820-01	DONALD EDWARD VOLL	POWERS ENERGY CORPORATION	12/02/04	NORTH DAKOTA	WILLIAMS	156.48	621670	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148429007	NDRRDR820-07	DENNIS LEE VOLL	POWERS ENERGY CORPORATION	12/02/04	NORTH DAKOTA	WILLIAMS	156.48	621671	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148429009	NDRRDR820-09	GERALDINE E SECRIST	POWERS ENERGY CORPORATION	01/11/05	NORTH DAKOTA	WILLIAMS	156.48	621672	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148428005	NDRRDR819-05	EUGENE MEYER	POWERS ENERGY CORPORATION	11/17/04	NORTH DAKOTA	WILLIAMS	320.00	621678	T156N - R103W: SEC 9: SE4 SEC 14: NW4 SEC 15: NE4

000148428003	NDRRDR819-03	MYRON MEYER	POWERS ENERGY CORPORATION	11/17/04	NORTH DAKOTA	WILLIAMS	320.00	621679	T156N - R103W: SEC 9: SE4 SEC 14: NW4 SEC 15: NE4

000148428002	NDRRDR819-02	VANCE MEYER	POWERS ENERGY CORPORATION	10/17/04	NORTH DAKOTA	WILLIAMS	320.00	621680	T156N - R103W: SEC 9: SE4 SEC 14: NW4 SEC 15: NE4

000148428001	NDRRDR819-01	KIM MEYER	POWERS ENERGY CORPORATION	11/17/04	NORTH DAKOTA	WILLIAMS	320.00	621681	T156N - R103W: SEC 9: SE4 SEC 14: NW4 SEC 15: NE4

000148428006	NDRRDR819-06	BEATRICE PETERSON	POWERS ENERGY CORPORATION	11/30/04	NORTH DAKOTA	WILLIAMS	320.00	621682	T156N - R103W: SEC 9: SE4 SEC 14: NW4 SEC 15: NE4

000148428004	NDRRDR819-04	CHARLES MEYER	POWERS ENERGY CORPORATION	12/01/04	NORTH DAKOTA	WILLIAMS	320.00	621683	T156N - R103W: SEC 9: SE4 SEC 14: NW4 SEC 15: NE4

000148428007	NDRRDR819-07	KATHERINE SOLBERG	POWERS ENERGY CORPORATION	12/01/04	NORTH DAKOTA	WILLIAMS	320.00	621684	T156N - R103W: SEC 9: SE4 SEC 14: NW4 SEC 15: NE4

000148435003	NDRRDR826-03	DALE L HILLSTEAD ET UX	POWERS ENERGY CORPORATION	10/20/04	NORTH DAKOTA	WILLIAMS	320.00	621685	T156N - R103W: SEC 20: NE/4 SEC 21: W/2NW/4, W/2SW/4 SEC 22: W/2

000148435001	NDRRDR826-01	LYLE D HILLSTEAD	POWERS ENERGY CORPORATION	10/20/04	NORTH DAKOTA	WILLIAMS	320.00	621686	T156N - R103W: SEC 20: NE/4 SEC 21: W/2NW/4, W/2SW/4 SEC 22: W/2

Assignment, Bill of Sale and Conveyance	22

000148435004	NDRRDR826-04	ALANA J THOMPSON	POWERS ENERGY CORPORATION	10/20/04	NORTH DAKOTA	WILLIAMS	320.00	621687	T156N - R103W: SEC 20: NE/4 SEC 21: W/2NW/4, W/2SW/4 SEC 22: W/2

000148435006	NDRRDR826-06	JOHN D SEMMENS	POWERS ENERGY CORPORATION	10/20/04	NORTH DAKOTA	WILLIAMS	320.00	621688	T156N - R103W: SEC 20: NE/4 SEC 21: W/2NW/4, W/2SW/4 SEC 22: W/2

000148478002	NDRRDR870-02	TIMOTHY R LEE	POWERS ENERGY CORPORATION	01/24/05	NORTH DAKOTA	WILLIAMS	320.00	621689	T156N - R103W: SEC 21: W/2W/2 SEC 22: W/2 SEC 23: SE/4

000148435002	NDRRDR826-02	OPAL Y MEHUS	POWERS ENERGY CORPORATION	10/20/04	NORTH DAKOTA	WILLIAMS	320.00	621690	T156N - R103W: SEC 20: NE/4 SEC 21: W/2NW/4, W/2SW/4 SEC 22: W/2

000148388017	NDRRDR779-17	JEAN GRIMSTAD	POWERS ENERGY CORPORATION	12/29/04	NORTH DAKOTA	WILLIAMS	160.00	622355	T155N - R103W SEC 16: SE4

000148441003	NDRRDR833-03	THOMAS O LEE	POWERS ENERGY CORPORATION	03/03/05	NORTH DAKOTA	WILLIAMS	320.00	622358	T155N - R103W SEC 21: SE/4 SEC 28: NE/4

000148572001	NDRRDR964-01	WAYNE WISEMAN	POWERS ENERGY CORPORATION	03/03/05	NORTH DAKOTA	WILLIAMS	634.97	622366	T155N - R103W: SEC 27: W/2SW/4 SEC 28: SE/4, NW/4,S/2SW/4 SEC 29: SE/4 SE/4 SEC 32: Lot 4 SEC 33: Lot 1, Lot 2, Lot 5, Lot 6

000148572002	NDRRDR964-02	LEORA LOU SUKUT	POWERS ENERGY CORPORATION	03/03/05	NORTH DAKOTA	WILLIAMS	635.30	622367	T155N - R103W: SEC 27: W/2SW/4 SEC 28: SE/4, NW/4,S/2SW/4 SEC 29: SE/4 SE/4 SEC 32: Lot 4 SEC 33: Lot 1, Lot 2, Lot 5, Lot 6

000148438001	NDRRDR830-01	ROBERT AUSTREIM	POWERS ENERGY CORPORATION	12/01/04	NORTH DAKOTA	WILLIAMS	396.49	622370	T155N - R103W: SEC 33: Lot 3, Lot 4, Lot 7, Lot 8, Lot 9, Lot 10, N/2SE/4 SEC 34: Lot 1, Lot 5

000148575001	NDRRDR967-01	JAMES M HEWGLEY JR TRUST	POWERS ENERGY CORPORATION	11/22/04	NORTH DAKOTA	WILLIAMS	156.48	622371	T155N - R103W: SEC 33: N/2SE/4, Lot 10, Lot 9

000148438002	NDRRDR830-02	NORMA AUSTREIM	POWERS ENERGY CORPORATION	12/01/04	NORTH DAKOTA	WILLIAMS	396.49	622372	T155N - R103W: SEC 33: Lot 3, Lot 4, Lot 7, Lot 8, Lot 9, Lot 10, N/2SE/4 SEC 34: Lot 1, Lot 5

Assignment, Bill of Sale and Conveyance	23

000148516002	NDRRDR908-02	DONALD B YOUNG	POWERS ENERGY CORPORATION	11/30/04	NORTH DAKOTA	WILLIAMS	236.38	622376	T155N - R103W: SEC 33: N/2SE/4, Lot 10, Lot 9 SEC 34: Lot 1, Lot 5

000148516001	NDRRDR908-01	BETTY BOYD	POWERS ENERGY CORPORATION	01/07/05	NORTH DAKOTA	WILLIAMS	236.38	622377	T155N - R103W: SEC 33: N/2SE/4, Lot 10, Lot 9 SEC 34: Lot 1, Lot 5

000148516003	NDRRDR908-03	HARLEY F BYNUM	POWERS ENERGY CORPORATION	01/07/05	NORTH DAKOTA	WILLIAMS	236.38	622378	T155N - R103W: SEC 33: N/2SE/4, Lot 10, Lot 9 SEC 34: Lot 1, Lot 5

000148438004	NDRRDR830-04	MONICA JEANOTTE	POWERS ENERGY CORPORATION	02/07/05	NORTH DAKOTA	WILLIAMS	396.49	622379	T155N - R103W: SEC 33: Lot 3, Lot 4, Lot 7, Lot 8, Lot 9, Lot 10, N/2SE/4 SEC 34: Lot 1, Lot 5

000148438003	NDRRDR830-03	TERRY HAGEN	POWERS ENERGY CORPORATION	02/07/05	NORTH DAKOTA	WILLIAMS	396.49	622380	T155N - R103W: SEC 33: Lot 3, Lot 4, Lot 7, Lot 8, Lot 9, Lot 10, N/2SE/4 SEC 34: Lot 1, Lot 5

000148429017	NDRRDR820-17	ROBERT EUGENE SECRIST	POWERS ENERGY CORPORATION	11/29/04	NORTH DAKOTA	WILLIAMS	156.48	622381	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148435005	NDRRDR826-05	DENNIS W SEMMENS	POWERS ENERGY CORPORATION	02/28/05	NORTH DAKOTA	WILLIAMS	320.00	622383	T156N - R103W: SEC 20: NE/4 SEC 21: W/2NW/4, W/2SW/4 SEC 22: W/2

000148478001	NDRRDR870-01	MARTHA J LEE	POWERS ENERGY CORPORATION	01/24/05	NORTH DAKOTA	WILLIAMS	320.00	622384	T156N - R103W: SEC 21: W/2W/2 SEC 22: W/2 SEC 23: SE/4

000148479028	NDRRDR871-28	DELPHINE AZAR	SUNDANCE OIL & GAS LLC	12/04/04	NORTH DAKOTA	WILLIAMS	160.00	622488	T156N - R103W: SEC 23: SW/4

000148443007	NDRRDR835-07	BEST WILLIAM CALLAHAN JR	SUNDANCE OIL & GAS LLC	02/03/05	NORTH DAKOTA	WILLIAMS	320.00	622494	T156N - R103W: SEC 8: SE/4SE/4 SEC 9: SW/4, SE/4 SEC 14: NE/4, SE/4 SEC 16: W/2 SEC 17: E/2NE/4, NE/4SE/4

000148443008	NDRRDR835-08	KELLY B BOURGEOIS	SUNDANCE OIL & GAS LLC	02/03/05	NORTH DAKOTA	WILLIAMS	320.00	622497	T156N - R103W: SEC 8: SE/4SE/4 SEC 9: SW/4, SE/4 SEC 14: NE/4, SE/4 SEC 16: W/2 SEC 17: E/2NE/4, NE/4SE/4

Assignment, Bill of Sale and Conveyance	24

000148429015	NDRRDR820-15	M MARIE ANDERSON	POWERS ENERGY CORPORATION	03/28/05	NORTH DAKOTA	WILLIAMS	156.48	622611	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000147917002	NDRRDR295-02	LEE ERICKSON	DIAMOND RESOURCES INC	03/21/05	NORTH DAKOTA	WILLIAMS	240.00	622784	T154N - R102W SEC 6: SE4 SEC 8: N2NW4

000147917003	NDRRDR295-03	ANNETTE STAATZ	DIAMOND RESOURCES INC	03/21/05	NORTH DAKOTA	WILLIAMS	240.00	622785	T154N - R102W SEC 6: SE4 SEC 8: N2NW4

000147916001	NDRRDR293-01	ERVIN GANDRUD ET UX	DIAMOND RESOURCES INC	03/21/05	NORTH DAKOTA	WILLIAMS	622.75	622786	T154N - R102W SEC 6: LOT 1, LOT2, LOT3, LOT4, LOT 5, S2NE4, SE4 NW4 T155N - R102W SEC 31: LOT 9, LOT 10, LOT 11, LOT 12, LOT 13, NE4SW4, N2 SE4

000147916002	NDRRDR293-02	GLORIA J RAMEY AS TRUSTEE OF THE DAVID AND GLORIA RAMEY REVOCABLE TRUST	DIAMOND RESOURCES INC	03/18/05	NORTH DAKOTA	WILLIAMS	622.75	622788	T154N - R102W SEC 6: LOT 1, LOT2, LOT3, LOT4, LOT 5, S2NE4, SE4 NW4 T155N - R102W SEC 31: LOT 9, LOT 10, LOT 11, LOT 12, LOT 13, NE4SW4, N2 SE4

000148388016	NDRRDR779-16	LUCY HAMPTON	POWERS ENERGY CORPORATION	12/29/04	NORTH DAKOTA	WILLIAMS	160.00	622952	T155N - R103W SEC 16: SE4

000148262004	NDRRDR653-04	THOMAS P SCHMITZ	POWERS ENERGY CORPORATION	03/22/05	NORTH DAKOTA	WILLIAMS	160.00	622953	T155N - R103W SEC 16: SE4

000148262003	NDRRDR653-03	JENNIFER LYNN DAFFT	POWERS ENERGY CORPORATION	03/22/05	NORTH DAKOTA	WILLIAMS	160.00	622954	T155N - R103W SEC 16: SE4

000148441002	NDRRDR833-02	JOHN O LEE	POWERS ENERGY CORPORATION	03/24/05	NORTH DAKOTA	WILLIAMS	320.00	622955	T155N - R103W SEC 21: SE/4 SEC 28: NE/4

000148441001	NDRRDR833-01	CHARLOTTE A LEE	POWERS ENERGY CORPORATION	03/24/05	NORTH DAKOTA	WILLIAMS	320.00	622956	T155N - R103W SEC 21: SE/4 SEC 28: NE/4

000148561002	NDRRDR953-02	FRANCES PASHELK	POWERS ENERGY CORPORATION	03/21/05	NORTH DAKOTA	WILLIAMS	280.00	622957	T155N - R103W SEC 21: SW/4 SEC 29: N/2NE/4, NE/4NW/4

Assignment, Bill of Sale and Conveyance	25

000148388015	NDRRDR779-15	BERNICE PRINDLE	POWERS ENERGY CORPORATION	03/21/05	NORTH DAKOTA	WILLIAMS	480.00	622958	T155N - R103W SEC 15: S/2 SEC 16: SE/4

000148429016	NDRRDR820-16	JAMES R ERICKSON	POWERS ENERGY CORPORATION	04/05/05	NORTH DAKOTA	WILLIAMS	156.48	622962	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000147917001	NDRRDR295-01	JACK ERICKSON	DIAMOND RESOURCES INC	04/15/05	NORTH DAKOTA	WILLIAMS	240.00	623542	T154N - R102W SEC 6: SE/4 SEC 8: N/2NW/4

000148388014	NDRRDR779-14	ILENA VAN ROSSUM	POWERS ENERGY CORPORATION	12/29/04	NORTH DAKOTA	WILLIAMS	160.00	623743	T155N - R103W SEC 16: SE/4

000148431003	NDRRDR822-03	JACK ERICKSON	POWERS ENERGY CORPORATION	12/03/04	NORTH DAKOTA	WILLIAMS	658.12	623745	T155N - R103W SEC 21: S/2 SEC 28: NE/4 SEC 29: N/2NE/4, SE/4NE/4, NE/4NW/4, NE/4SE/4 SEC 34: Lot 4, Lot 6, Lot 7, Lot 8

000148575002	NDRRDR967-02	JOSEPHINE HANEY	POWERS ENERGY CORPORATION	03/17/05	NORTH DAKOTA	WILLIAMS	156.48	623748	T155N - R103W: SEC 33: N/2SE/4, Lot 10, Lot 9

000148429011	NDRRDR820-11	NAOMI GARMAN	POWERS ENERGY CORPORATION	03/28/05	NORTH DAKOTA	WILLIAMS	156.48	623749	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148429013	NDRRDR820-13	DAVID ERICKSON	POWERS ENERGY CORPORATION	04/06/05	NORTH DAKOTA	WILLIAMS	156.48	623750	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148480001	NDRRDR872-01	JEROME LANGSETH	POWERS ENERGY CORPORATION	02/23/05	NORTH DAKOTA	WILLIAMS	838.00	623758

T154N - R100W:
SEC 1: SE/4

T156N - R103W:
SEC 21: E/2 W/2
SEC 27: W/2 SW/4
SEC 28: E/2SW/4, SE/4, NE/4NW/4, NE/4

Exception: T156N,R103W, SECTION 28: NE/4 LESS 2 .00 ACRE PARCEL OF LAND MORE FULLY DESCRIBED IN BOOK 64, PAGE 552, CONTAINING 158 ACRES, MORE OR LESS, WILLIAMS COUNTY, ND

000148543001	NDRRDR935-01	DIRK LANGSETH	POWERS ENERGY CORPORATION	02/23/05	NORTH DAKOTA	WILLIAMS	518.00	623760	T154N - R100W:
SEC 13: SE/4

T156N - R103W:
SEC 21: E/2W/2
SEC 28: NE/4, NE/4NW/4

									Exception: LESS A 2 ACRE PARCEL OF LAND MORE FULLY DESCRIBED IN BOOK 64, PAGE 552 CONTAINING 158 ACRES, MORE OR LESS, WILLIAMS COUNTY, ND.

Assignment, Bill of Sale and Conveyance	26

000148543002	NDRRDR935-02	JANET MORRISON	POWERS ENERGY CORPORATION	02/23/05	NORTH DAKOTA	WILLIAMS	518.00	623762	T154N - R100W: SEC 13: SE/4 T156N - R103W: SEC 21: E/2 W/2 SEC 28: NE/4, NE/4NW/4

000148543003	NDRRDR935-03	MARLENE HERBST	POWERS ENERGY CORPORATION	02/23/05	NORTH DAKOTA	WILLIAMS	518.00	623764	T154N - R100W: SEC 13: SE/4 T156N - R103W: SEC 21: E/2 W/2 SEC 28: NE/4, NE/4NW/4

000148563001	NDRRDR955-01	KAREN M SEVERTSEN	POWERS ENERGY CORPORATION	05/06/05	NORTH DAKOTA	WILLIAMS	971.09	624144

T155N - R100W

SEC 28: NE/4

T155N - R103W

SEC 21: S/2

SEC 27: NE/4 LESS A 3.51 ACRE PARCEL MORE FULLY DESCRIBED AT BOOK 101 DEEDS, PAGE 229

SEC 28: NE/4

SEC 29: N/2NE/4, NE/4NW/4, NE/4SE/4, SE/4NE/4

SEC 33: Lot 11, Lot 12, N/2SW/4
SEC 34: Lot 4, Lot 6, Lot 7, Lot 8

000148429010	NDRRDR820-10	JUDY SWANSON	POWERS ENERGY CORPORATION	03/28/05	NORTH DAKOTA	WILLIAMS	156.48	624153	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

000148561001	NDRRDR953-01	LA VERNE HAUGEN	POWERS ENERGY CORPORATION	03/28/05	NORTH DAKOTA	WILLIAMS	160.00	624771	T155N - R103W SEC 21: SW4 SEC 29: N2NE4, NE4NW4

000148204000	NDRRDR595-00	STATE OF ND OG0500773	POWERS ENERGY CORPORATION	05/03/05	NORTH DAKOTA	WILLIAMS	160.00	624783	T156N - R103W: SEC 36: NE/4

000148203000	NDRRDR594-00	STATE OF ND OG0500774	POWERS ENERGY CORPORATION	05/03/05	NORTH DAKOTA	WILLIAMS	160.00	624784	T156N - R103W: SEC 36: SE/4

000148388013	NDRRDR779-13	RICHARD DEAN MOCKEL	POWERS ENERGY CORPORATION	12/10/04	NORTH DAKOTA	WILLIAMS	480.00	625198	T155N - R103W SEC 15: S2 SEC 16: SE4

000148278001	NDRRDR669-01	STATE OF ND OG0500984	POWERS ENERGY CORPORATION	08/02/05	NORTH DAKOTA	WILLIAMS	160.00	627764	T156N - R103W: SEC 36: NW/4

Assignment, Bill of Sale and Conveyance	27

000148277001	NDRRDR668-01	STATE OF ND OG0500985	POWERS ENERGY CORPORATION	08/02/05	NORTH DAKOTA	WILLIAMS	160.00	627765	T156N - R103W: SEC 36: SW/4

000148262002	NDRRDR653-02	JAMES R SCHMITZ	POWERS ENERGY CORPORATION	03/22/05	NORTH DAKOTA	WILLIAMS	160.00	628987	T155N - R103W SEC 16: SE4

000148479008	NDRRDR871-08	KAREN MARY FILE	SUNDANCE OIL & GAS LLC	12/12/05	NORTH DAKOTA	WILLIAMS	160.00	631456	T156N - R103W: SEC 23: SW/4

000148479009	NDRRDR871-09	LEONARD ALLEN BARKIE	SUNDANCE OIL & GAS LLC	12/12/05	NORTH DAKOTA	WILLIAMS	160.00	631538	T156N - R103W: SEC 23: SW/4

000148479026	NDRRDR871-26	MARGARET D PAULSON	SUNDANCE OIL & GAS LLC	11/30/05	NORTH DAKOTA	WILLIAMS	160.00	631733	T156N - R103W: SEC 23: SW/4

000148479029	NDRRDR871-29	RUSSELL P BARKIE	SUNDANCE OIL & GAS LLC	01/11/06	NORTH DAKOTA	WILLIAMS	160.00	631750	T156N - R103W: SEC 23: SW/4

000145960000	NDRRDR198900	NEW PUBLIC SCHOOL DISTRICT 8	SUNDANCE OIL & GAS LLC	04/12/06	NORTH DAKOTA	WILLIAMS	2.03	634654

T156N - R103W:
SEC 6: A 2 acre tract in the SW/4 SE/4 more fully described in Book 64, Page 553
SEC 10: A 4.20 acre tract in the NE/4 more fully described in Document Number 483328
SEC 11: A 2.025 AC TRACT IN THE NW/4 MORE FULLY DESCRIBED IN BOOK 64, PAGE 550

000145964001	NDRRDR199201	BRIAN BOLINSKE	SUNDANCE OIL & GAS INC	05/23/06	NORTH DAKOTA	WILLIAMS	320.00	636245	T156N - R103W: SEC 9: SE4 SEC 10: SE4 SEC 11: SW4 SEC 14: NW4 SEC 15: NE4

000145965003	NDRRDR199303	BEATRICE PETERSEN ET VIR	SUNDANCE OIL & GAS INC	05/23/06	NORTH DAKOTA	WILLIAMS	160.00	636266	T156N - R103W: SEC 10: SE4 SEC 11: SW4

000145965007	NDRRDR199307	EUGENE MEYER	SUNDANCE OIL & GAS INC	05/30/06	NORTH DAKOTA	WILLIAMS	160.00	636494	T156N - R103W: SEC 10: SE4 SEC 11: SW4

000145965008	NDRRDR199308	KIM MEYER	SUNDANCE OIL & GAS LLC	05/30/06	NORTH DAKOTA	WILLIAMS	160.00	636495	T156N - R103W: SEC 10: SE4 SEC 11: SW4

Assignment, Bill of Sale and Conveyance	28

000145965009	NDRRDR199309	MYRON MEYER	SUNDANCE OIL & GAS INC	05/30/06	NORTH DAKOTA	WILLIAMS	160.00	636496	T156N - R103W: SEC 10: SE4 SEC 11: SW4

000145965004	NDRRDR199304	VANCE MEYER	SUNDANCE OIL & GAS INC	05/30/06	NORTH DAKOTA	WILLIAMS	160.00	636497	T156N - R103W: SEC 10: SE4 SEC 11: SW4

000145965005	NDRRDR199305	KATHERINE SOLBERG ET VIR	SUNDANCE OIL & GAS LLC	05/23/06	NORTH DAKOTA	WILLIAMS	160.00	636501	T156N - R103W: SEC 10: SE4 SEC 11: SW4

000148479010	NDRRDR871-10	CHERYL TOBY ET VIR	SUNDANCE OIL & GAS LLC	05/25/06	NORTH DAKOTA	WILLIAMS	160.00	636503	T156N - R103W: SEC 23: SW/4

000145965006	NDRRDR199306	CHARLES MEYER ET UX	SUNDANCE OIL & GAS LLC	05/23/06	NORTH DAKOTA	WILLIAMS	160.00	636951	T156N - R103W: SEC 10: SE4 SEC 11: SW4

000148479011	NDRRDR871-11	DOUGLAS A HUNTER ET UX	SUNDANCE OIL & GAS LLC	05/24/06	NORTH DAKOTA	WILLIAMS	160.00	637399	T156N - R103W: SEC 23: SW/4

000148479012	NDRRDR871-12	FRED M ZINE ET UX	SUNDANCE OIL & GAS LLC	05/23/06	NORTH DAKOTA	WILLIAMS	160.00	637400	T156N - R103W: SEC 23: SW/4

000148479013	NDRRDR871-13	PATRICIA SCHNEIDER ET VIR	SUNDANCE OIL & GAS LLC	05/24/06	NORTH DAKOTA	WILLIAMS	160.00	637401	T156N - R103W: SEC 23: SW/4

000148479014	NDRRDR871-14	LEROY ZINE ET UX	SUNDANCE OIL & GAS LLC	05/23/06	NORTH DAKOTA	WILLIAMS	160.00	637402	T156N - R103W: SEC 23: SW/4

000148479019	NDRRDR871-19	MICHAEL ZINE ET UX	SUNDANCE OIL & GAS LLC	05/25/06	NORTH DAKOTA	WILLIAMS	160.00	637589	T156N - R103W: SEC 23: SW/4

000148479017	NDRRDR871-17	CONSTANCE DELEE BARKIE LYNCH	SUNDANCE OIL & GAS LLC	06/15/06	NORTH DAKOTA	WILLIAMS	160.00	637615	T156N - R103W: SEC 23: SW/4

000148479016	NDRRDR871-16	DENNIS DEAN BARKIE	SUNDANCE OIL & GAS LLC	06/15/06	NORTH DAKOTA	WILLIAMS	160.00	637617	T156N - R103W: SEC 23: SW/4

Assignment, Bill of Sale and Conveyance	29

000148479018	NDRRDR871-18	DEBRA KINCANNON	SUNDANCE OIL & GAS LLC	05/24/06	NORTH DAKOTA	WILLIAMS	160.00	637618	T156N - R103W: SEC 23: SW/4

000148479020	NDRRDR871-20	MARVIS JOSEPHINE BARKIE DITTMER	SUNDANCE OIL & GAS LLC	06/15/06	NORTH DAKOTA	WILLIAMS	160.00	637620	T156N - R103W: SEC 23: SW/4

000148479015	NDRRDR871-15	SCOTT DONALD BEEDY	SUNDANCE OIL & GAS LLC	06/22/06	NORTH DAKOTA	WILLIAMS	160.00	637623	T156N - R103W: SEC 23: SW/4

		Ruth G. Hapip, individually and as Trustee of the Hapip Family Trust U/T/A dated July 16 2003	Sundance Oil & Gas, LLC	9/3/2007	NORTH DAKOTA	WILLIAMS	2680.00	648500

T154N -R103W:
SEC 24: S/2

T155N -R102W:
SEC 3: Lot 3 (41.06), SE/4 NW/4, S/2, less a 1.57 acre tract described in Book 73, Page

T156N-R102W:
SEC 6: E/2 SW/4, W/2 SE/4
SEC 17: SE/4 NW/4, NE/4 SW/4, S/2 SW/4

T156N-R103W:
SEC 8: SE/4 SE/4
SEC 9: S/2
SEC 10: E/2 NW/4, S/2
SEC 11: SW/4
SEC 14: NW/4
SEC 15: W/2, NE/4
SEC 16: W/2, NE/4
SEC 17: E/2 NE/4, NE/4 SE/4
SEC 20: NW/4
SEC 26: SW/4

000143264001	NDRRDR101601	ELVIN W OLSON ET UX	DIAMOND RESOURCES INC	07/08/08	NORTH DAKOTA	WILLIAMS	440.00	657039	T154N - R102W SEC 4: SE4SE4 SEC 9: E2NE4, SW4NE4 SEC 10: SW4SE4, N2SE4, SW4

000143265001	NDRRDR101701	BRADLEY J OLSON ET UX	DIAMOND RESOURCES INC	07/08/08	NORTH DAKOTA	WILLIAMS	560.00	657040	T154N - R102W SEC 4: SE4 SEC 9: E2NE4, SW4NE4 SEC 10: SW4SE4, SW4, N2SE4

000143598001	NDRRDR111801	JOSEPH D BARKIE	JAG OIL LIMITED PARTNERSHIP	11/16/08	NORTH DAKOTA	WILLIAMS	160.00	658908	T155N - R102W SEC 9: SE4

000143598002	NDRRDR111802	JOSEPH H BARKIE SR	JAG OIL LIMITED PARTNERSHIP	11/16/08	NORTH DAKOTA	WILLIAMS	160.00	658909	T155N - R102W SEC 9: SE4

000145956001	NDRRDR198601	ALLEN W SUTTON ET UX	SUNDANCE OIL & GAS LLC	07/01/09	NORTH DAKOTA	WILLIAMS	160.00	659632	T156N - R103W: SEC 9: NE/4 SEC 10: W/2NW4 SEC 14: SW/4 SEC 15: SE/4 SEC 20: SW/4SE/4 SEC 22: N/2NE/4 SEC 23: NW/4

Assignment, Bill of Sale and Conveyance	30

000148443002	NDRRDR835-02	JAY BOYD BEST JR	BRIGHAM OIL & GAS LP	08/11/08	NORTH DAKOTA	WILLIAMS	320.00	660394	T156N - R103W: SEC 14: SE/4, NE/4
000145955001	NDRRDR198501	RED CROWN ROYALITES LLC	OASIS PETROLEUM NORTH AMERICA LLC	08/01/08	NORTH DAKOTA	WILLIAMS	160.00	661118	T156N - R103W: SEC 23: NW4
000148479022	NDRRDR871-22	CHARLENE K COTE ET AL	SUNDANCE OIL & GAS LLC	10/27/08	NORTH DAKOTA	WILLIAMS	160.00	662506	T156N - R103W: SEC 23: SW/4
000148479005	NDRRDR871-05	SAMUEL BARKIE ET UX	SUNDANCE OIL & GAS LLC	09/01/09	NORTH DAKOTA	WILLIAMS	160.00	662991	T156N - R103W: SEC 23: SW/4 T155N –R102W SEC 10: E/2
000145957001	NDRRDR198701	LARRY GENE HANSON	SUNDANCE OIL & GAS LLC	08/09/09	NORTH DAKOTA	WILLIAMS	237.98	662998	T156N - R103W: SEC 11: N2 NE4, NW4 LESS A 2.025 ACRE TRACT MORE FULLY DESCRIBED IN BOOK 64, PAGE 550
000146147001	NDRRDR206001	CHERYL ANNE HAPIP	SUNDANCE OIL AND GAS LLC	09/27/09	NORTH DAKOTA	WILLIAMS	320.00	662999	T156N - R103W: SEC 10: E2 NW4, S2 SEC 11: SW4 SEC 15: W2, NE4 SEC 16: NE4 SEC 26: SW4
000148479006	NDRRDR871-06	CHARLES BARKIE	SUNDANCE OIL & GAS LLC	11/05/08	NORTH DAKOTA	WILLIAMS	160.00	663624	T156N - R103W: SEC 23: SW/4 T155N –R102W: SEC 10: E/2
000145957002	NDRRDR198702	GLEN MERLE HANSON	SUNDANCE OIL & GAS LLC	08/09/09	NORTH DAKOTA	WILLIAMS	237.98	663636	T156N - R103W: SEC 11: N/2NE/4, NW/4 LESS A 2.025 ACRE TRACT MORE FULLY DESCRIBED IN BOOK 64, PAGE 550 SEC 18: Lot 2 (33.54), Lot 3 (33.54), Lot 4 (33.58), E/2 W/2
000145965002	NDRRDR199302	GARY F HAPIP	SUNDANCE OIL & GAS LLC	09/27/09	NORTH DAKOTA	WILLIAMS	160.00	663638	T156N - R103W: SEC 10: E/2NW/4, S/2 SEC 11: SW/4 SEC 15: W/2, NE/4 SEC 16: NE/4 SEC 26: SW/4
000148479024	NDRRDR871-24	KAREN Y LARSON	SUNDANCE OIL & GAS LLC	11/06/08	NORTH DAKOTA	WILLIAMS	160.00	663648	T156N - R103W: SEC 23: SW/4

Assignment, Bill of Sale and Conveyance	31

000148479021	NDRRDR871-21	WAYNE K LARSON	SUNDANCE OIL & GAS LLC	11/06/08	NORTH DAKOTA	WILLIAMS	160.00	663649	T156N - R103W: SEC 23: SW/4
000148443003	NDRRDR835-03	RICK ROBOT	BRIGHAM OIL & GAS LP	10/30/08	NORTH DAKOTA	WILLIAMS	320.00	664266	T156N - R103W: SEC 14: SE/4, NE/4
000148479025	NDRRDR871-25	JEANETTE I MAYA	SUNDANCE OIL & GAS LLC	11/24/08	NORTH DAKOTA	WILLIAMS	160.00	664328	T156N - R103W: SEC 23: SW/4
000148479027	NDRRDR871-27	DEBORAH L MUSTAIN	SUNDANCE OIL & GAS LLC	11/24/08	NORTH DAKOTA	WILLIAMS	160.00	664329	T156N - R103W: SEC 23: SW/4
000148479023	NDRRDR871-23	LINDA G BURKS ET VIR	SUNDANCE OIL & GAS LLC	11/24/08	NORTH DAKOTA	WILLIAMS	160.00	664572	T156N - R103W: SEC 23: SW/4
000145965010	NDRRDR199310	MARTHA W IVERSEN	SUNDANCE OIL & GAS LLC	09/17/09	NORTH DAKOTA	WILLIAMS	160.00	665234	T156N - R103W: SEC 10: E2 NW4, S2 SEC 11: SW4 SEC 15: W2, NE4 SEC 16: NE4 SEC026: SW4
000143382001	NDRRDR106501	POWERS ENERGY CORPORATION	BRIGHAM OIL & GAS LP	11/01/08	NORTH DAKOTA	WILLIAMS	3,702.08	665889

T154N - R100W:

SEC 3: NW/4SW/4, E/2SW/4
SEC 4: S/2NW/4, NE/4SW/4, E/2SE/4, NW/4SE/4, Lot 4

SEC 9: NE/4NE/4

T155N - R101W:

SEC 15: S/2NE/4, SE/4
SEC 22: SE/4

SEC 23: W/2SW/4, NE/4NW/4, W/2NW/4

SEC 26: NW/4NE/4, E/2NE/4, NE/4NW/4, SW/4NE/4, S/2NW/4, SW/4, Outlots 2,4,5, 6 and 7, E/2SE/4 LESS A TRACT IN E/2 OF SE/4

SEC 27: NE/4, N/2SE/4
SEC 35: NE/4, E/2NW/4

T155N - R103W:

SEC 12: NE/4, E/2SW/4

T156N - R103W:

SEC 9: SE/4

SEC 10: SE/4

SEC 11: SW/4

SEC 14: NW/4

SEC 15: NE/4

SEC 21: W/2NW/4, W/2SW/4

SEC 22: W/2

T156N - R104W:

SEC 13: SW/4

Assignment, Bill of Sale and Conveyance	32

	NDRRDR1082-05	JOHN E AMUNDSON	OASIS PETROLEUM NORTH AMERICA, LLC	06/17/09	NORTH DAKOTA	WILLIAMS	320.00	669986	T156N - R103W: SEC 21: E/2
	NDRRDR1082-06	SUSAN M EISENZIMMER	OASIS PETROLEUM NORTH AMERICA, LLC	06/17/09	NORTH DAKOTA	WILLIAMS	320.00	670123	T156N - R103W: SEC 21: E/2
000143402001	NDRRDR107001	TIMOTHY JON DILLAVOU	BRIGHAM OIL & GAS LP	06/02/09	NORTH DAKOTA	WILLIAMS	320.00	670543	T156N - R103W: SEC 16: W/2
000143402002	NDRRDR107002	KIM M DILLAVOU	BRIGHAM OIL & GAS LP	06/02/09	NORTH DAKOTA	WILLIAMS	320.00	670544	T156N - R103W: SEC 16: W/2
000143402003	NDRRDR107003	MELANIE MARIE KALLENBERGER	BRIGHAM OIL & GAS LP	06/02/09	NORTH DAKOTA	WILLIAMS	320.00	670545	T156N - R103W: SEC 16: W/2
000143402004	NDRRDR107004	DIANE M NORTON	BRIGHAM OIL & GAS LP	06/02/09	NORTH DAKOTA	WILLIAMS	320.00	670927	T156N - R103W: SEC 16: W/2
000143419001	NDRRDR107201	JAMES R ERICKSON	BRIGHAMOIL & GAS LP	06/22/09	NORTH DAKOTA	WILLIAMS	120.00	670928	T155N - R102W SEC 9: W2SE4, SE4SE4
000148475002	NDRRDR867-02	AGRIBANK FCB	BRIGHAM OIL & GAS LP	09/03/09	NORTH DAKOTA	WILLIAMS	154.96	670930	T154N - R102W SEC 6: E2SW4, Lot 6, Lot 7
000143423001	NDRRDR107501	GEORGE STEELE	BRIGHAM OIL & GAS LP	06/24/09	NORTH DAKOTA	WILLIAMS	160.00	671361	T156N - R103W: SEC 21: W/2W/2
000143402007	NDRRDR107007	WARREN D ANDERSON ESTATE	BRIGHAM OIL & GAS LP	06/22/09	NORTH DAKOTA	WILLIAMS	320.00	671362	T156N - R103W: SEC 16: W/2
000143402006	NDRRDR107006	PAMELA J KYTOLA	BRIGHAM OIL & GAS LP	06/22/09	NORTH DAKOTA	WILLIAMS	320.00	671363	T156N - R103W: SEC 16: W/2
000143402005	NDRRDR107005	MITCHELL J DILLAVOU	BRIGHAM OIL & GAS LP	06/02/09	NORTH DAKOTA	WILLIAMS	320.00	671364	T156N - R103W: SEC 16: W/2

Assignment, Bill of Sale and Conveyance	33

000143419002	NDRRDR107202	DAVID ERICKSON	BRIGHAM OIL & GAS LP	06/22/09	NORTH DAKOTA	WILLIAMS	120.00	671365	T155N - R102W SEC 9: W2SE4, SE4SE4
000145963001	NDRRDR199101	FORTIN ENTERPRISES INC	OASIS PETROLEUM NORTH AMERICA LLC	07/07/09	NORTH DAKOTA	WILLIAMS	320.00	671585	T156N - R103W: SEC 9: NE/4 SEC 10: W/2NW/4 SEC 14: SW/4 SEC 15: SE/4 SEC 21: E/2W/2 SEC 22: NE/4 SEC 23: NW/4 SEC 28: NE/4 less a 2 acre tract, NE/4NW/4
000145959000	NDRRDR198800	HAPIP FAMILY TRUST 05/15/89	OASIS PETROLEUM NORTH AMERICA LLC	08/06/09	NORTH DAKOTA	WILLIAMS	80.00	671586	T156N - R103W: SEC 11: S2 NE4 SEC 10: E2 NW4 SEC 15: W2 W2
000143402010	NDRRDR107010	JAY BOYD BEST JR	BRIGHAM OIL & GAS LP	06/02/09	NORTH DAKOTA	WILLIAMS	320.00	671926	T156N - R103W: SEC 16: W/2
000143402009	NDRRDR107009	JEANNE DILLAVOU CASEY	BRIGHAM OIL & GAS LP	07/21/09	NORTH DAKOTA	WILLIAMS	320.00	671927	T156N - R103W: SEC 16: W/2
000143423003	NDRRDR107503	BENSON MINERAL GROUP INC	BRIGHAM OIL & GAS LP	06/30/09	NORTH DAKOTA	WILLIAMS	160.00	672607	T156N - R103W: SEC 21: W/2W/2
000143402008	NDRRDR107008	FRED W SHIELD & COMPANY	BRIGHAM OIL & GAS LP	06/22/09	NORTH DAKOTA	WILLIAMS	320.00	672608	T156N - R103W: SEC 16: W/2
000143423004	NDRRDR107504	HELZEL LIVING TRUST	BRIGHAM OIL & GAS LP	06/30/09	NORTH DAKOTA	WILLIAMS	160.00	672609	T156N - R103W: SEC 21: W/2W/2
000143423005	NDRRDR107505	HHK-WILCOX COMPANY INC	BRIGHAM OIL & GAS LP	06/30/09	NORTH DAKOTA	WILLIAMS	160.00	672610	T156N - R103W: SEC 21: W/2W/2
000143423006	NDRRDR107506	DALE L SCHWARZHOFF	BRIGHAM OIL & GAS LP	06/30/09	NORTH DAKOTA	WILLIAMS	160.00	672611	T156N - R103W: SEC 21: W/2W/2
000143423002	NDRRDR107502	DOUGLAS E SEILER	BRIGHAM OIL & GAS LP	06/02/09	NORTH DAKOTA	WILLIAMS	160.00	672612	T156N - R103W: SEC 21: W/2W/2

Assignment, Bill of Sale and Conveyance	34

000143438000	NDRRDR107700	WILLIAMS COUNTY NORTH DAKOTA	BRIGHAM OIL & GAS LP	08/04/09	NORTH DAKOTA	WILLIAMS	10.20	672613	T154N - R101W SEC 25: LOT 3 (22.60 ACRES) THAT PART LYING EAST OF THE LITTLE MUDDY RIVER, LOT 4 (3.80 ACRES)
000143440001	NDRRDR107901	CITY OF WILLISTON	BRIGHAM OIL & GAS LP	07/29/09	NORTH DAKOTA	WILLIAMS	98.41	673272

T154N - R101W
SEC 23: DEEDED PARTS IN LOT 1 (36 . 0 ACRES) MORE PARTICULARLY DESCRIBED AS FOLLOWS: AN 8.46 PARCEL OF LAND DESCRIBED IN BOOK D, PAGE 4 AND A 1 .26 ACRE PARCEL OF LAND DESCRIBED IN BOOK 76, PAGE 281, LESS AND EXCEPT A 1.17 ACRES PARCEL OF LAND DESCRIBED IN BOOK 76, PAGE 290 OF THE RECORDS IN WILLIAMS COUNTY, NORTH DAKOTA AND FURTHUR INCLUDING ALL ACCRETIONS AND RIPARIAN INTERESTS IN SECTION 23, 24, 25, AND 26

SEC 25: A TRACT IN THE NE4NE4 CONTAINING 1.21 ACRES MORE OR LESS, MORE PARTICULARLY DESCRIBED IN BOOK 81, PAGE 566 , WLLIAMS COUNTY, ND

SEC 25: A 16.20 ACRE TRACT OF LAND IN LOT 3 (22.60 ACRES) LYING NORTH AND WEST OF THE LITTLE MUDDY RIVER, WILLIAMS COUNTY, ND

000143451001	NDRRDR108101	FRANK W MORAN AND MARY JEAN MORAN FAMILY MINERAL TRUST	BRIGHAM OIL & GAS LP	08/14/09	NORTH DAKOTA	WILLIAMS	146.00	673687	T154N - R101W SEC 26: LOT 1 (49.00 ACRES) AND ALL ACCRETIONS AND RIPARIAN INTERESTS IN SECTIONS 25, 26, 35, AND 36
000143451002	NDRRDR108102	HARRIS AND LOUISE ANDERSON FAMILY MINERAL TRUST	BRIGHAM OIL & GAS LP	08/14/09	NORTH DAKOTA	WILLIAMS	146.00	673688	T154N - R101W SEC 26: LOT 1 (49.00 ACRES) AND ALL ACCRETIONS AND RIPARIAN INTERESTS IN SECTIONS 25, 26, 35, AND 36
000148479007	NDRRDR871-07	LOUISE M LIND	OASIS PETROLEUM NORTH AMERICA LLC	08/25/09	NORTH DAKOTA	WILLIAMS	160.00	673704	T156N - R103W: SEC 23: SW/4
000143402011	NDRRDR107011	TRINITY UNIVERSITY	BRIGHAM OIL & GAS LP	08/20/09	NORTH DAKOTA	WILLIAMS	320.00	674039	T156N - R103W: SEC 16: W/2
000143472001	NDRRDR108501	RICKY VANCE	BRIGHAM OIL & GAS LP	08/06/09	NORTH DAKOTA	WILLIAMS	200.00	674040

T154N - R101W
SEC 25: THE ABANDONED RIVER CHANNEL OF THE MISSOURI RIVER

SEC 36: LOTS 1, 2, 3, 4, W2 AND INCLUDING ALL ACCRETIONS AND RIPARIAN INTERESTS AND THE ABANDONED RIVER CHANNEL OF THE MISSOURI RIVER

000143472002	NDRRDR108502	BEVERLY SUNDET	BRIGHAM OIL & GAS LP	08/06/09	NORTH DAKOTA	WILLIAMS	200.00	674041	T154N - R101W
SEC 25: THE ABANDONED RIVER CHANNEL OF THE MISSOURI RIVER

									SEC 36: LOTS 1, 2, 3, 4, W2 AND INCLUDING ALL ACCRETIONS AND RIPARIAN INTERESTS AND THE ABANDONED RIVER CHANNEL OF THE MISSOURI RIVER

Assignment, Bill of Sale and Conveyance	35

000143423007	NDRRDR107507	PAUL WARD	BRIGHAM OIL & GAS LP	08/31/09	NORTH DAKOTA	WILLIAMS	160.00	674783	T156N - R103W: SEC 21: W/2W/2
000143423008	NDRRDR107508	SUSAN WARD	BRIGHAM OIL & GAS LP	08/31/09	NORTH DAKOTA	WILLIAMS	160.00	674846	T156N - R103W: SEC 21: W/2W/2
000143423009	NDRRDR107509	KAREN BUKOWSKI	BRIGHAM OIL & GAS LP	08/31/09	NORTH DAKOTA	WILLIAMS	160.00	674847	T156N - R103W: SEC 21: W/2W/2
000143423010	NDRRDR107510	BRUCE W SEILER	BRIGHAM OIL & GAS LP	06/02/09	NORTH DAKOTA	WILLIAMS	160.00	674850	T156N - R103W: SEC 21: W/2W/2
000143471001	NDRRDR108401	HANCOCK ENTERPRISES	BRIGHAM OIL & GAS LP	09/08/09	NORTH DAKOTA	WILLIAMS	160.00	674856	T156N - R103W: SEC 21: E/2W/2
000143472003	NDRRDR108503	LINDA KIRKLAND	BRIGHAM OIL & GAS LP	08/06/09	NORTH DAKOTA	WILLIAMS	200.00	674857

T154N - R101W

SEC 25: THE ABANDONED RIVER CHANNEL OF THE MISSOURI RIVER

SEC 36: LOTS 1, 2, 3, 4, W2 AND INCLUDING ALL ACCRETIONS AND RIPARIAN INTERESTS AND THE ABANDONED RIVER CHANNEL OF THE MISSOURI RIVER

000143517000	NDRRDR109300	MACMASTER FAMILY MINERAL TRUST	BRIGHAM OIL & GAS LP	09/21/09	NORTH DAKOTA	WILLIAMS	1,266.82	674858	T156N - R103W: SEC 001: S2 NW4, NW4 SW4, Lot 3, Lot 4 SEC 002: S2 N2, N2 S2, S2 SW4, SW4 SE4, Lot 1, Lot 2, Lot 3, Lot 4 SEC 003: S2 N2, Lot 1, Lot 2, Lot 3, Lot 4
000143522001	NDRRDR109701	J&A ERICKSON FAMILY TRUST	BRIGHAM OIL & GAS LP	09/15/09	NORTH DAKOTA	WILLIAMS	160.00	674861	T155N - R102W SEC 9: W2SE4, SE4SE4 SEC 10: SW4SW4
000148263003	NDRRDR654-03	GERALD CHARLES MILLER	BRIGHAM OIL & GAS LP	09/25/09	NORTH DAKOTA	WILLIAMS	160.00	674863	T155N - R103W SEC 16: SW4
000143402014	NDRRDR107014	LINDSAY PRODUCTION & ROYALTIES	BRIGHAM OIL & GAS LP	07/29/09	NORTH DAKOTA	WILLIAMS	320.00	675794	T156N - R103W: SEC 16: W/2

Assignment, Bill of Sale and Conveyance	36

000143402013	NDRRDR107013	ARCHER PEARL ENERGY LLC	BRIGHAM OIL & GAS LP	07/29/09	NORTH DAKOTA	WILLIAMS	320.00	675795	T156N - R103W: SEC 16: W/2
000143402012	NDRRDR107012	MARIAN NORDAN HARWELL	BRIGHAM OIL & GAS LP	07/29/09	NORTH DAKOTA	WILLIAMS	320.00	675796	T156N - R103W: SEC 16: W/2
000143524001	NDRRDR109901	FRED W SHIELD & COMPANY	BRIGHAM OIL & GAS LP	09/22/09	NORTH DAKOTA	WILLIAMS	1,440.00	676147	T154N - R103W: SEC 27: SW/4 SEC 28: SW/4, W/2 NE/4, E/2NW/4 SEC 33: NW/4 T156N - R103W: SEC 8: SE/4SE/4 SEC 9: SW/4, SE/4 SEC 14: NE/4, SE/4 SEC 17: E/2 NE/4, NE/4 SE/4
000143423011	NDRRDR107511	JOHN WARD	BRIGHAM OIL & GAS LP	10/15/09	NORTH DAKOTA	WILLIAMS	160.00	677427	T156N - R103W: SEC 21: W/2W/2
000143402015	NDRRDR107015	JOANNE D LYNCH	BRIGHAM OIL & GAS LP	09/04/09	NORTH DAKOTA	WILLIAMS	320.00	677428	T156N - R103W: SEC 16: W/2
000148443004	NDRRDR835-04	DRISCOLL CHILDREN’S HOSPITAL	BRIGHAM OIL & GAS LP	11/05/09	NORTH DAKOTA	WILLIAMS	320.00	679998	T156N - R103W: SEC 14: SE/4, NE/4
000148516004	NDRRDR908-04	DOROTHY L RODGERS	BRIGHAM OIL & GAS LP	12/17/09	NORTH DAKOTA	WILLIAMS	236.48	680292	T155N - R103W: SEC 33: N/2SE/4, Lot 10, Lot 9 SEC 34: Lot 1, Lot 5
000143638001	NDRRDR113201	JOSEPH P WODNIK	BRIGHAM OIL & GAS LP	09/16/09	NORTH DAKOTA	WILLIAMS	30.01	680303

T154N - R101W
SEC 25: SUBLOT NO. 1 IN THE NE4NE4, NE4NE4 LESS AND EXCEPT A 1.21 ACRE PARCEL AND THAT PART OF AN 8.78 ACRE PARCEL AND INCLUDING ALL ACCRETIONS AND RIPARIAN INTERESTS IN SECTION 25 AND 26

000148443005	NDRRDR835-05	DANIEL K SEALE	BRIGHAM OIL & GAS LP	12/02/09	NORTH DAKOTA	WILLIAMS	320.00	682745	T156N - R103W: SEC 14: SE/4, NE/4
000148483002	NDRRDR875-02	WILLISTON BASIN BROKERAGE INC	BRIGHAM OIL & GAS LP	02/09/10	NORTH DAKOTA	WILLIAMS	160.00	684081	T156N - R103W: SEC 23: SE/4

Assignment, Bill of Sale and Conveyance	37

000143921001	NDRRDR123101	KARI J MELLAND	BRIGHAM OIL & GAS LP	02/08/10	NORTH DAKOTA	WILLIAMS	320.00	684668	T155N - R102W SEC 9: SE4 SEC 10: SW4
000143963002	NDRRDR124702	JOE GIEB III	BRIGHAM OIL & GAS LP	03/03/10	NORTH DAKOTA	WILLIAMS	480.00	685162	T156N - R103W: SEC 9: SE4 SEC 10: SE4 SEC 11: SW4 SEC 14: NW4 SEC 15: NE4
000148516006	NDRRDR908-06	H-S MINERALS & REALTY LTD	BRIGHAM OIL & GAS LP	02/26/10	NORTH DAKOTA	WILLIAMS	236.38	685402	T155N - R103W: SEC 33: N/2SE/4, Lot 10, Lot 9 SEC 34: Lot 1, Lot 5
000143963001	NDRRDR124701	STALLINGS PROPERTIES LTD	BRIGHAM OIL & GAS LP	01/18/10	NORTH DAKOTA	WILLIAMS	480.00	685855	T156N - R103W: SEC 9: SE4 SEC 10: SE4 SEC 11: SW4 SEC 14: NW4 SEC 15: NE4
000148516005	NDRRDR908-05	HILL INVESTMENTS LTD	BRIGHAM OIL & GAS LP	02/26/10	NORTH DAKOTA	WILLIAMS	236.38	685856	T155N - R103W: SEC 33: N/2SE/4, Lot 10, Lot 9 SEC 34: Lot 1, Lot 5
000144155001	NDRRDR132901	JANET LOEFFLER	BRIGHAM OIL & GAS LP	10/13/09	NORTH DAKOTA	WILLIAMS	555.00	685922	T154N - R103W: SEC 21: W/2 LESS A 5.00 AC IN THE NW/4 NW/4 SEC 28: NW/4NW4 SEC 29: NE/4NE/4 T156N - R103W: SEC 23: SE/4
000148262005	NDRRDR653-05	PAT KUMMER	BRIGHAM OIL & GAS LP	03/17/10	NORTH DAKOTA	WILLIAMS	160.00	686319	T155N - R103W SEC 16: SE4
000148262006	NDRRDR653-06	GARY M SCHMITZ	BRIGHAM OIL & GAS LP	01/14/10	NORTH DAKOTA	WILLIAMS	160.00	686797	T155N - R103W SEC 16: SE5
000143963003	NDRRDR124703	SARA ALEXANDER GIEB	BRIGHAM OIL & GAS LP	03/03/10	NORTH DAKOTA	WILLIAMS	480.00	687277	T156N - R103W: SEC 9: SE4 SEC 10: SE4 SEC 11: SW4 SEC 14: NW4 SEC 15: NE4
000144103001	NDRRDR130401	SCOTT BOYD BEST	BRIGHAM OIL & GAS LP	3/31/2010	NORTH DAKOTA	WILLIAMS	960.00	687287	T154N - R103W: SEC 16: NE/4 SEC 21: SE/4 T156N - R103W: SEC 9: SE/4, SW/4 SEC 14: E/2

Assignment, Bill of Sale and Conveyance	38

000148479004	NDRRDR871-04	ANDY LEON BARKIE	OASIS PETROLEUM NORTH AMERICA LLC	03/11/10	NORTH DAKOTA	WILLIAMS	160.00	687886	T156N - R103W: SEC 23: SW/4
000148479030	NDRRDR871-30	RANDY ALBERT DOWELL	OASIS PETROLEUM NORTH AMERICA LLC	03/11/10	NORTH DAKOTA	WILLIAMS	160.00	687887	T156N - R103W: SEC 23: SW/4
000148459006	NDRRDR851-06	DARLAIN V ATOL	OASIS PETROLEUM NORTH AMERICA LLC	06/14/10	NORTH DAKOTA	WILLIAMS	160.00	691897	T156N - R103W: SEC 14: NE/4
000148459004	NDRRDR851-04	WILLIAM C ATOL	OASIS PETROLEUM NORTH AMERICA LLC	06/14/10	NORTH DAKOTA	WILLIAMS	160.00	691898	T156N - R103W: SEC 14: NE/4
000148459005	NDRRDR851-05	SUEZETTE MARION ATOL SORENSON	OASIS PETROLEUM NORTH AMERICA LLC	06/14/10	NORTH DAKOTA	WILLIAMS	160.00	691904	T156N - R103W: SEC 14: NE/4
000144287004	NDRRDR136104	JOSEPH C HILD	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	WILLIAMS	160.00	694870	T156N - R103W: SEC 14: NW/4 SEC 15: NE/4
000144287003	NDRRDR136103	RICHARD G CERNOSEK	BRIGHAM OIL & GAS LP	07/21/10	NORTH DAKOTA	WILLIAMS	160.00	694871	T156N - R103W: SEC 14: NW/4 SEC 15: NE/4
000144287002	NDRRDR136102	GUS F LINDEMANN	BRIGHAM OIL & GAS LP	07/21/10	NORTH DAKOTA	WILLIAMS	160.00	694872	T156N - R103W: SEC 14: NW/4 SEC 15: NE/4
000144287001	NDRRDR136101	KENNETH STEVENSON ET UX	BRIGHAM OIL & GAS LP	07/21/10	NORTH DAKOTA	WILLIAMS	160.00	694873	T156N - R103W: SEC 14: NW/4 SEC 15: NE/4
000144276004	NDRRDR136004	JOSEPH C HILD	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	WILLIAMS	320.00	694875	T156N - R103W: SEC 9: SE/4 SEC 10: 66 acre tract out of SE/4, a/d/a part of Parcel 4 and SE/4, less a tract known as Parcel 4 (containing 66 acres in the SE/4) SEC 11: SW/4
000144276003	NDRRDR136003	RICHARD G CERNOSEK	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	WILLIAMS	320.00	694876	T156N - R103W: SEC 9: SE/4 SEC 10: 66 acre tract out of SE/4, a/d/a part of Parcel 4 and SE/4, less a tract known as Parcel 4 (containing 66 acres in the SE/4) SEC 11: SW/4

Assignment, Bill of Sale and Conveyance	39

000144276002	NDRRDR136002	GUS F LINDEMANN	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	WILLIAMS	320.00	694877	T156N - R103W: SEC 9: SE/4 SEC 10: 66 acre tract out of SE/4, a/d/a part of Parcel 4 and SE/4, less a tract known as Parcel 4 (containing 66 acres in the SE/4) SEC 11: SW/4
000144276001	NDRRDR136001	KENNETH STEVENSON ET UX	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	WILLIAMS	320.00	694878	T156N - R103W: SEC 9: SE/4 SEC 10: 66 acre tract out of SE/4, a/d/a part of Parcel 4 and SE/4, less a tract known as Parcel 4 (containing 66 acres in the SE/4) SEC 11: SW/4
000144276011	NDRRDR136011	MIKE KULHANEK	BRIGHAM OIL & GAS LP	09/03/10	NORTH DAKOTA	WILLIAMS	320.00	696772	T156N - R103W: SEC 9: SE/4 SEC 11: SW/4
000144287011	NDRRDR136111	MIKE KULHANEK	BRIGHAM OIL & GAS LP	08/24/10	NORTH DAKOTA	WILLIAMS	160.00	696773	T156N - R103W: SEC 14: NW/4
000144276009	NDRRDR136009	SACRED HEART CHURCH	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	WILLIAMS	320.00	697117	T156N - R103W: SEC 9: SE/4 SEC 11: SW/4
000144287009	NDRRDR136109	SACRED HEART CHURCH	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	WILLIAMS	160.00	697118	T156N - R103W: SEC 14: NW/4
000144276010	NDRRDR136010	DANNY J GUMM ESTATE	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	WILLIAMS	320.00	697119	T156N - R103W: SEC 9: SE/4 SEC 10: 66 acre tract out of SE/4, a/d/a part of Parcel 4 and SE/4, less a tract known as Parcel 4 (containing 66 acres in the SE/4) SEC 11: SW/4
000144287010	NDRRDR136110	DANNY J GUMM ESTATE	BRIGHAM OIL & GAS LP	07/28/10	NORTH DAKOTA	WILLIAMS	160.00	697120	T156N - R103W: SEC 14: NW/4 SEC 15: NE/4
000148443006	NDRRDR835-06	TEXAS SCOTTISH RITE HOSPITAL	BRIGHAM OIL & GAS LP	08/01/10	NORTH DAKOTA	WILLIAMS	320.00	698304	T156N - R103W: SEC 14: SE/4, NE/4
000146502001	NDRRDR216701	MICHAEL HARRISON MOORE	BRIGHAM OIL AND GAS LP	06/01/10	NORTH DAKOTA	WILLIAMS	480.36	701822	T154N - R100W: SEC 1: Lot 1, Lot 2, S2NE4, NW4, SE4
000148429018	NDRRDR820-18	GERALDINE E SECRIST	BRIDGEPOINT MINERAL ACQUISITION FUND I LLC	10/1/2009	NORTH DAKOTA	WILLIAMS	156.48	676878 677072	T155N - R103W: SEC 33: N/2SW/4, Lot 11, Lot 12

Assignment, Bill of Sale and Conveyance	40

EXHIBIT B

FORM OF ASSIGNMENT, BILL OF SALE AND CONVEYANCE

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

Exhibit B

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF NORTH DAKOTA	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WILLIAMS	§

This Assignment, Bill of Sale and Conveyance (this “Assignment”) is made and entered into to be effective for all purposes as of August 1, 2017, at 12:01 a.m. Central time (the “Effective Date”), from ENERGY ONE LLC (a wholly-owned subsidiary of U. S. Energy Corp.) a Wyoming limited liability company whose address for these purposes is 4643 S. Ulster Street, Suite 970, Denver, Colorado 80237 (“Assignor”), on the one hand, to and for the benefit of STATOIL OIL & GAS LP, a Delaware limited partnership, whose address for these purposes is 6300 Bridge Point Pkwy., Bldg. 2, Suite 100, Austin, Texas 78730 (“Assignee”), on the other hand.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Assignor hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS, SETS OVER and DELIVERS unto Assignee all of Assignor’s right, title and interest, whether present, contingent or reversionary, in and to the following real and personal property, (collectively, the “Assets”):

(a)       All oil, gas and/or other Hydrocarbon (as defined below) leases, subleases, fee interests, reversionary leases, carried interests and other mineral interests, including, without limitation all such interests and leases and any leasehold estates, royalty interests, overriding royalty interests, production payments, net profits interests and other rights and interests to the oil and gas in place covered by such leases, whether listed or inadvertently omitted (the “Leases”) described on Exhibit A-1, INSOFAR AND ONLY INSOFAR as such Leases relate to the Lands described on Exhibit A, and any pooled acreage, communitized acreage or units arising on account of the Leases, or Lands being pooled, communitized or unitized into units (the “Units”);

(b)      All oil, gas, casinghead gas, coal bed methane, condensate and other gaseous and liquid hydrocarbons or any combination thereof, sulphur extracted from hydrocarbons and all other minerals and substances covered by the Leases (“Hydrocarbons”) under the Leases and that may be produced and saved under or otherwise be allocated or attributed to the Leases;

(c)       All oil, gas, water or injection wells located on the Lands or the Leases, whether producing, shut-in or temporarily abandoned, or any future wells (but excluding permanently plugged and abandoned wells), (the “Wells”, and, together with the Leases, the Lands, the Units and the Hydrocarbons, are collectively referred herein as the “Subject Interests”), and including all of the personal property, Equipment (as defined below), fixtures and improvements used in connection therewith;

(d)      All presently existing unitization, pooling and/or communitization agreements, declarations, orders or designations and statutorily, judicially or administratively created drilling, spacing and/or production units, and all of Seller’s interest in and to the properties covered or units created thereby which are attributable to the Subject Interests;

Assignment, Bill of Sale and Conveyance	1

(e)       All equipment, machinery, fixtures and other tangible personal property and improvements located on or used or held for use in connection with the operation of the Subject Interests or the production, gathering, treatment, processing, storage, sale, disposal and other handling of Hydrocarbons attributable thereto, including any wells, well equipment, tanks, boilers, buildings, fixtures, injection facilities, saltwater disposal facilities, compression facilities and equipment, pumping units and engines, platforms, flow lines, pipelines, gathering systems, gas and oil treating facilities, machinery, power lines, telephone and telegraph lines, affixed communication equipment, roads and other appurtenances, improvements and facilities (all of the foregoing, collectively, the “Equipment”);

(f)        All easements, permits, orders, authorizations, licenses, servitudes, rights of way, and all other rights and appurtenances situated on or used in connection with the Subject Interests or the Equipment (the “Rights of Way”);

(g)       All presently existing and valid contracts, agreements and instruments insofar as such contracts, agreements and instruments cover, bind, are attributable to or relate to the Subject Interests, including, without limitation: farmin and farmout agreements; bottomhole agreements; crude oil, condensate and natural gas purchase and sale agreements; gathering, transportation, exchange and marketing agreements; hydrocarbon storage agreements; acreage contribution agreements; operating agreements; balancing agreements; pooling declarations or agreements; equipment leases, unitization agreements; processing agreements; balancing agreements, road use agreements, service agreements, crossing agreements and other similar contracts and agreements, but excluding the Leases (the “Contracts”);

(h)      All rights, benefits, claims and causes of action held by Seller in and to all representations, warranties, covenants and indemnities from predecessors in title to the Subject Interests, including the right to enforce such representations, warranties, covenants and indemnities against such predecessors in title;

(i)        To the extent owned or licensed by Seller and to the extent it can be licensed, sublicensed or transferred without payment of license or transfer fees, or to the extent Buyer agrees to pay a third party for applicable license or transfer fees, Seller’s right, title and interest in and to (or to the extent such right, title and interest may not be conveyed under any applicable restriction thereon, a license (exclusive to the extent permitted and in form and substance reasonably acceptable to Seller and Buyer) or sublicense (reasonably acceptable to the owner of the information, Seller and Buyer), as applicable) all geophysical and seismic and related technical data, relating to the Leases, the Lands or land pooled therewith, together with any accounting and tax records, well files, title opinions and any other books, records and data pertaining or relating to the Subject Interests (“Records”);

Assignment, Bill of Sale and Conveyance	2

(j)        All rights, claims and causes of action of Seller relating to the Assets that are attributable to periods of time from and after the Effective Date (including claims for adjustments or refunds); and

(k)       All Hydrocarbon production from or attributable to the Assets with respect to all periods from and after the Effective Date, and all proceeds attributable thereto.

TO HAVE AND TO HOLD the Assets unto Assignee, and Assignee’s successors and assigns, subject to the terms and conditions of this Assignment.

This Assignment is made and accepted expressly subject to the following terms and conditions:

1.       Purchase Agreement. This Assignment is subject to and burdened by the terms and conditions of: (a) the Purchase and Sale Agreement executed by Assignor and Assignee on October 3, 2017 and effective as of the Effective Date (as defined therein) for the purchase and sale of the Assets between Assignor and Assignee (the “Purchase Agreement”). In the event of a conflict between the terms and conditions of this Assignment and the terms and conditions of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall control and govern the point in conflict. None of the provisions of the Purchase Agreement shall be deemed to have merged with this Assignment. The terms and conditions of the Purchase Agreement shall be deemed to be covenants running with the Land covered by the Leases, and a burden upon each party’s interest in the Leases, for the benefit of the other party.

2.       Special Warranty of Title. Except as otherwise provided for in this Assignment, this Assignment is made without warranty of any kind, express, implied or statutory, except that Assignor warrants and will defend title to the Assets set forth on Exhibit A and Exhibit A-1, as applicable, unto Assignee from and against all persons claiming the Assets, or any part thereof, by, through or under Assignor, but not otherwise.

3.       Subrogation of Warranties and Indemnities. To the extent transferrable, Assignor assigns and grants to Assignee and its successors and assigns (and Assignor will execute any documentation reasonably necessary to effect such assignment and grant), the full power and right of substitution and subrogation in and to all covenants and warranties (including warranties of title) and in and to all rights to indemnification (including environmental, injury to property or persons (including death and disability)), in each case, given or made with respect to the Assets or any part thereof by preceding owners, vendors, contractors or others.

4.       Additional Instruments. As appropriate, Assignor shall also execute, acknowledge and deliver separate counterparts of this Assignment on officially approved forms in sufficient counterparts for recording in each county, and to satisfy applicable statutory and regulatory requirements. Such counterpart assignments shall be deemed to contain all of the terms and conditions of this Assignment and the Purchase Agreement. The Assets assigned in such counterparts are the same, and not additional to, the Assets assigned hereunder. All exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes, as if set forth in full herein. References in such exhibits to instruments on file in the public records are hereby incorporated by reference herein for all purposes.

Assignment, Bill of Sale and Conveyance	3

5.       Further Assurances. Assignor agrees to execute and deliver to Assignee, and to otherwise caused to be executed and delivered, from time to time, such other and additional instruments, notices, division orders, transfer orders and other documents, and to do all such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign to Assignee the Assets and otherwise carry out the transactions contemplated hereby and by the Purchase Agreement.

6.       Successors and Assigns. This Assignment binds and inures to the benefit of each party hereto and their respective successors and assigns.

7.       Amendment and Waiver. This Assignment may be altered, amended or waived only by a written agreement executed by a duly authorized representative of each party hereto. No waiver of any provision of this Assignment will be construed as a continuing waiver of such provision.

8.       Governing Law. This Assignment SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (OTHER THAN ITS CONFLICTS OF LAWS RULES THAT MIGHT DICTATE THE APPLICATION OF ANOTHER LAW OR JURISDICTION). ALL MATTERS LITIGATED BY, AMONG OR BETWEEN ANY OF THE PARTIES HEREUNDER THAT INVOLVE THIS ASSIGNMENT OR ANY RELATED DOCUMENTS OR MATTERS HEREUNDER SHALL BE BROUGHT ONLY IN HARRIS COUNTY, TEXAS, AND THE PARTIES HEREBY CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS, COUNTY OF HARRIS, FOR ANY DISPUTE.

9.       WAIVER OF TRIAL BY JURY. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS ASSIGNMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS ASSIGNMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

10.     Exhibits. All Exhibits attached to this Assignment are hereby made a part of this Assignment.

11.     Counterpart Execution. This Assignment may be executed by the parties in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute by one and the same instrument.

[Signatures on following page]

Assignment, Bill of Sale and Conveyance	4

WITNESS WHEREOF, this Assignment has been executed by the undersigned duly authorized representatives of Assignor and Assignee as of the date(s) subscribed to the respective acknowledgments set forth below to be effective for all purposes as of the Effective Date first set forth above.

ASSIGNOR:

ENERGY ONE LLC

By:

Printed Name:

Title:

ACKNOWLEDGMENT

STATE OF ____________	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on the ____ day of ____________, 2017, by David A. Veltri, as President and Chief Executive Officer of Energy One LLC, a Wyoming limited liability company, who acknowledged that he executed this instrument by proper authority for the purposes and consideration therein expressed and in the capacities therein stated.

Notary Public in and for the State of

Printed Name:

Acknowledgements to Assignment, Bill of Sale and Conveyance

ASSIGNEE:

STATOIL OIL & GAS LP

a Delaware limited partnership

By: Statoil Oil & Gas Services Inc.
its general partner

By:

Name:

Title:

ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF [_____]	§

This instrument was acknowledged before me on the ____ day of ____________, 2017, by ________________, as ________________ of Statoil Oil & Gas Service Inc., a Nevada corporation, the general partner of STATOIL OIL & GAS LP, a Delaware limited partnership, who acknowledged that he/she executed this instrument by proper authority for the purposes and consideration therein expressed and in the capacities therein stated.

Notary Public in and for the State of Texas

Printed Name:

Acknowledgements to Assignment, Bill of Sale and Conveyance

EXHIBIT A

Attached to and for all purposes made a part of that certain Assignment, Bill of Sale and Conveyance dated effective for all purposes as of August 1, 2017, by and among ENERGY ONE LLC, as Assignor, and STATOIL OIL & GAS LP, as Assignee.

Lands

Legal Description	County, State

Township 150 North, Range 100 West:

Sections: 3, 4

Township 151 North, Range 100 West:

Sections: 33, 34

Township 151 North, Range 102 West:

Sections: 17, 20

Township 151 North, Range 104 West:

Sections: 4

Township 152 North, Range 104 West:

Sections: 33

McKenzie, ND

Township 154 North, Range 100 West:

Sections: 1

Township 154 North, Range 101 West:

Sections: 25, 36

Township 154 North, Range 102 West:

Sections: 6, 9, 16

Township 155 North, Range 100 West:

Sections: 36

Township 155 North, Range 102 West:

Sections: 9, 16, 31

Township 155 North, Range 103 West:

Sections: 16, 21, 28, 33

Township 156 North, Range 103 West:

Sections: 2, 11, 14, 16, 21, 23, 25, 36

Williams, ND

Exhibit A

EXHIBIT A-1

Attached to and for all purposes made a part of that certain Assignment, Bill of Sale and Conveyance dated effective for all purposes as of August 1, 2017, by and among ENERGY ONE LLC, as Assignor, and STATOIL OIL & GAS LP, as Assignee.

Leases

[As seen on Exhibit A-1 to the Purchase and Sale Agreement between ENERGY ONE LLC, as Seller, and STATOIL OIL & GAS LP, as Buyer]

When Recorded Return To:

Statoil Oil & Gas LP,

Attn: Kyle Dubiel

6300 Bridge Point Pkwy., Bldg 2, Suite 100,

Austin, Texas 78730

Exhibit A-1

EXHIBIT C

GOVERNING AGREEMENTS

Drilling Participation Agreement:

That certain Drilling Participation Agreement dated and effective August 24, 2009, by and between Brigham Oil & Gas, L.P. and US Energy Corp.

Joint Operating Agreements:

Those certain Joint Operating Agreements by and between Brigham Oil & Gas, L.P. and US Energy Corp covering the Assets below:

1.	BCD Farms 16-21 #1H

2.	Brad Olson 9-16 #1H

3.	Hovde 33-4 #1H

4.	Jack Erickson 6-31 #1H

5.	Kalil 25-36 #1H

6.	Kalil Frams 14-23 #1H

7.	Lee 16-21 #1H

8.	Lloyd 34-3 #1H

9.	MacMaster 11-2 #1H

10.	Papineau Trust 17-20 #1H

11.	Sedlacek 33-4 #1H

12.	State 36-1 #1H

13.	Strand 16-9 #1H

14.	Sukut 28-33 #1H

15.	Williston 25-36 #1H

Purchase and Sale Agreement between Statoil Oil & Gas LP and Energy One LLC

Exhibit C